As filed with the Securities and Exchange Commission on January 23, 2009
================================================================================
                                                  1933 Act File No. 333-_____
                                                  1940 Act File No. 811-22267

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

(Check appropriate box or boxes)

[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]  Pre-Effective Amendment No. _
[ ]  Post-Effective Amendment No. _

and

[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ ]  Amendment No. __

                     First Trust Municipal Target Term Trust
          Exact Name of Registrant as Specified in Declaration of Trust

           120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (630) 765-8000
               Registrant's Telephone Number, including Area Code

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                             Wheaton, Illinois 60187

  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          Copies of Communications to:

                               Eric F. Fess, Esq.
                             Chapman and Cutler LLP
                             111 West Monroe Street
                             Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

---------------

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

     [ ] when declared effective pursuant to section 8(c)

---------------

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

================================================================================

                                         Proposed Maximum   Proposed Maximum
Title of Securities     Amount Being     Offering Price     Aggregate           Amount of
Being Registered        Registered       Per Unit           Offering Price(1)   Registration Fee
---------------------   ---------------- ---------------    ------------------  ----------------
Common Shares,          1,000            $20.00             $20,000             $0.79
$0.01 par value
--------------------- ------------------ ---------------    ------------------  ----------------

(1) Estimated solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                             SUBJECT TO COMPLETION
                  PRELIMINARY PROSPECTUS DATED JANUARY 23, 2009

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


PROSPECTUS
-----------
                                         SHARES

                     FIRST TRUST MUNICIPAL TARGET TERM TRUST

                                  COMMON SHARES
                                $20.00 PER SHARE

                             ----------------------

     The Trust. First Trust Municipal Target Term Trust (the "Trust") is a newly organized, diversified, closed-end management investment company.

     Investment Objective. The Trust's objective is to provide current income exempt from regular federal income tax. There can be no assurance that the Trust's investment objective will be achieved.

     Investment Strategy. The Trust will seek to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that, in the opinion of the Trust's Sub-Adviser (hereinafter defined), are undervalued. Undervalued municipal securities are securities that, in the Sub-Adviser's opinion, are worth more than the value assigned to them in the marketplace. Under normal market conditions, the Trust will invest 100% of its Managed Assets (defined on page 5 of this prospectus) in investment grade municipal securities at the time of purchase. After the initial invest-up period, the Sub-Adviser intends to actively manage the dollar weighted average effective maturity of the securities in the Trust's portfolio which are expected to have a dollar weighted average effective maturity at the time of purchase approximately equal to [ ], the Trust's maturity date. As a result, over time the dollar weighted average effective maturity of the Trust's portfolio is expected to shorten in relation to the remaining term of the Trust.

     Term Trust. The Trust seeks to return $20.00 per common share to holders of
the common shares on or about [     ] (when the Trust will cease investment
operations) by actively managing its portfolio of municipal obligations which will have a dollar weighted average effective maturity on or about such date and by retaining each year a percentage of its net investment income, but continue to maintain its status as a regulated investment company for federal income tax purposes. No assurance can be given that the Trust will achieve its investment objective.

     No Prior History. BECAUSE THE TRUST IS NEWLY ORGANIZED, ITS SHARES HAVE NO HISTORY OF PUBLIC TRADING. SHARES OF CLOSED-END INVESTMENT COMPANIES FREQUENTLY TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE. THIS RISK MAY BE GREATER FOR INVESTORS EXPECTING TO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD AFTER COMPLETION OF THE PUBLIC OFFERING. The Trust intends to apply to list the common
shares on the          Exchange. The trading or "ticker" symbol of the common
shares is expected to be "   ."

     Investment Adviser and Sub-Adviser. First Trust Advisors L.P. (the "Adviser") will be the Trust's investment adviser. Mariner Municipal Managers LLC (the "Sub-Adviser") will be the Trust's sub-adviser. See "Management of the Trust" in this prospectus and "Investment Adviser" and "Sub-Adviser" in the Trust's Statement of Additional Information (the "SAI").
                                               (continued on the following page)

     INVESTING IN THE TRUST'S COMMON SHARES INVOLVES CERTAIN RISKS THAT ARE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE 21 OF THIS PROSPECTUS.

                             ----------------------

                                                       PER SHARE      TOTAL (1)
                                                       ---------      ---------
     Public offering price...........................    $20.00         $
     Sales load......................................      $.90         $
     Estimated offering costs (2) (3)................      $.04         $
     Proceeds, after expenses, to the Trust..........    $19.06         $
                                                      (notes on following page)

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The common shares will be ready for delivery on or about , 2009.

                             ----------------------




                             ----------------------

                 The date of this prospectus is           , 2009.


                               Front Cover

(continued from previous page)

     Leverage. The Trust has no current intention to seek to enhance the level of its current distributions through the use of traditional forms of closed-end fund leverage, such as the issuance of preferred shares of beneficial interest ("Preferred Shares"), commercial paper and/or borrowings, that would constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust intends, however, to invest in certain instruments, including inverse floating rate securities issued by tender option bond trusts, that have the economic effect of financial leverage and may borrow for temporary, emergency or other purposes as permitted by the 1940 Act. Any economic effect of leverage will create an opportunity for increased returns on the Trust's common shares but also create the possibility of diminished returns if the cost of leverage exceeds the return on the Trust's investment. See "Risks--Inverse Floating Rate Securities Risk."

     You should read this prospectus, which contains important information about the Trust, before deciding whether to invest in the common shares, and retain it for future reference. This prospectus sets forth concisely the information about the Trust that a prospective investor ought to know before investing. The SAI,
dated               , 2009, as it may be supplemented, containing additional
information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 40 of this prospectus, annual and semi-annual reports to shareholders when available, and other information about the Trust, and make shareholder inquiries by calling (800) 988-5891; by writing to the Trust at 120 East Liberty Drive, Wheaton, Illinois 60187; or from the Trust's website (http://www.ftportfolios.com). You also may obtain a copy of the SAI (and other information regarding the Trust) from the Securities and Exchange Commission's website (http://www.sec.gov).

     The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

(notes from previous page)

     (1) The Trust has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering costs and
         proceeds, after expenses, to the Trust will be $   , $   , $   and $  ,
         respectively. See "Underwriting."

     (2) Total expenses of the offering of the common shares of the Trust paid by the Trust (other than sales load, but including the partial reimbursement of certain underwriter expenses described below) are
         estimated to be $   , which represents .20% (or $.04 per common share)
         of the Trust's offering price. The Adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Trust (other than sales load, but including the partial reimbursement of expenses described below) that exceed .20% (or $.04 per common share) of the Trust's offering price. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Trust that exceed .20% (or $.04 per common share) of the Trust's offering price.

     (3) The Trust has agreed to pay the underwriters $   per common share as a
         partial reimbursement of expenses incurred in connection with the offering and to pay certain fees to counsel to the underwriters. [The
         Adviser (not the Trust) will pay additional compensation to        and
         will pay a structuring fee to              .] The total amount of the
         foregoing payments will not exceed 4.5% (or $.90 per common share) of the total price to the public of the common shares sold in this offering, but is in addition to the 4.5% (or $.90 per common share) sales load described in the table. See "Underwriting."

                                TABLE OF CONTENTS

                                                                           PAGE

Prospectus Summary ........................................................  4
Summary of Trust Expenses ................................................. 14
The Trust ................................................................. 15
Use of Proceeds ........................................................... 15
The Trust's Investments ................................................... 15
Risks ..................................................................... 21
Management of the Trust ................................................... 27
Net Asset Value ........................................................... 29
Distributions ............................................................. 29
Dividend Reinvestment Plan ................................................ 30
Description of Shares ..................................................... 31
Certain Provisions in the Declaration of Trust and By-Laws ................ 32
Structure of the Trust; Common Share Repurchases and Conversion
   to Open-End Fund ....................................................... 34
Federal Tax Matters ....................................................... 35
Underwriting .............................................................. 37
Custodian, Administrator, Trust Accountant and Transfer Agent ............. 39
Legal Opinions ............................................................ 39
Table of Contents for the Statement of Additional Information ............. 40

                              -------------------

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NEITHER THE TRUST NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE TRUST NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

                               PROSPECTUS SUMMARY

     This is only a summary. This summary does not contain all of the information that you should consider before investing in the Trust's common shares. You should review the more detailed information contained elsewhere in this prospectus and in the SAI, especially the information set forth in this prospectus under the heading "Risks."

THE TRUST........................   First Trust Municipal Target Term Trust
                                    (the "Trust") is a newly organized,
                                    diversified, closed-end management
                                    investment company. See "The Trust."

THE OFFERING.....................   The Trust is offering                common
                                    shares of beneficial interest ("Common
                                    Shares") at $20.00 per share through a group
                                    of underwriters (the "Underwriters") led by
                                                     ("        "). You must
                                    purchase at least 100 Common Shares in this
                                    offering. The Trust has given the
                                    Underwriters an option to purchase up to
                                              additional Common Shares to cover
                                    orders in excess of      Common Shares. The
                                    Adviser has agreed to pay (i) all
                                    organizational expenses and (ii) all
                                    offering costs of the Trust (other than
                                    sales load, but including a partial
                                    reimbursement of certain underwriter
                                    expenses) that exceed .20% (or $.04 per
                                    Common Share) of the Trust's offering price.
                                    The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Trust that exceed .20% (or $.04 per Common Share) of the Trust's offering price.

LISTING..........................   The Trust intends to apply to list the
                                    Common Shares on the       Exchange ("   ").
                                    The trading or "ticker" symbol of the Common
                                    Shares is expected to be "   ."

INVESTMENT OBJECTIVE

AND POLICIES.....................   The Trust's objective is to provide current
                                    income exempt from regular federal income tax. There can be no assurance that the Trust's investment objective will be achieved.

                                    The Trust will seek to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that, in the opinion of the Sub-Adviser, are undervalued. Undervalued municipal securities are securities that, in the Sub-Adviser's opinion, are worth more than the value assigned to them in the marketplace. Under normal market conditions, the Trust will invest 100% of its Managed Assets in investment grade municipal securities, including municipal notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments that create exposure to municipal securities, notes and securities and that provide for the payment of interest income that is exempt from regular federal income tax. Investment grade municipal securities are rated "Baa3" or above by Moody's Investors Service, Inc. ("Moody's"), "BBB-" or above by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Fitch Ratings ("Fitch"), or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. Municipal securities include debt obligations generally issued by state and local governmental entities to finance or refinance public purpose projects such as roads, schools, and water supply systems. Municipal securities also may be issued on behalf of private entities or for private activities, such as housing, medical and educational construction, or for privately owned transportation, electric utility and pollution control projects deemed to serve a public purpose. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured variously by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities also may be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds on long- term debt. The Trust may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships, or other investment companies. A municipal security's market value generally will depend upon its form, maturity, call features, and interest rate, as well as the issuer's credit quality or credit rating and, all such factors examined in the context of the municipal securities market and interest rate levels and trends.

                                    After the initial invest-up period, the
                                    Sub-Adviser intends to actively manage the dollar weighted average effective maturity of the securities in the Trust's portfolio which are expected to have a dollar weighted average effective maturity at the time of purchase approximately equal to the Trust's maturity date. As a result, over time the dollar weighted average effective maturity of the Trust's portfolio is expected to shorten in relation to the remaining term of the Trust.

                                    The Trust may also invest up to [ ]% of its Managed Assets in inverse floating rate securities issued by tender option bond trusts. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leverage investment in an underlying municipal security, which may increase the effective leverage of the Trust. Any economic effect of leverage will create an opportunity for increased returns on the Trust's Common Shares but also create the possibility of diminished returns if the cost of leverage exceeds the return on the Trust's investment. See "Risks--Inverse Floating Rate Securities Risk."

                                    The Trust seeks to return $20.00 per Common
                                    Share to holders of the Common Shares on or
                                    about [        ](when the Trust will cease
                                    investment operations) by actively managing its portfolio of municipal obligations which will have a dollar weighted average effective maturity on or about such date and by retaining each year a percentage of its net investment income, but continue to maintain its status as a regulated investment company for federal income tax purposes. No assurance can be given that the Trust will achieve its investment objective.

                                    During temporary defensive periods or in order to keep the Trust's cash fully invested, including during the period when the net proceeds of the offering of Common Shares are being invested, the Trust may deviate from its investment objective. During such periods, the Trust may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields, as determined by the Sub-Adviser, and in amounts limited to ensure that the Trust is eligible to pay exempt-interest dividends (as described in "Federal Tax Matters" below). Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax. For a more complete discussion of the Trust's portfolio composition, see "The Trust's Investments."

                                    "Managed Assets" means the average daily gross asset value of the Trust (including assets financed through the creation of tender option bond trusts, assets attributable to the Trust's Preferred Shares, if any, and the principal amount of any borrowings) minus the sum of the Trust's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than Trust liabilities representing financial leverage and the principal amount of any borrowings incurred or of commercial paper or notes issued by the Trust). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability.

                                    The Trust's investment objective and
                                    investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Trust, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of any outstanding Preferred Shares voting as a single class. The remainder of the Trust's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Trust's board of trustees ("Board of Trustees") without shareholder approval, provided that shareholders received at least 60 days' prior written notice of any such change adopted by the Board of Trustees. There can be no assurance that the Trust's investment objective will be achieved. See "The Trust's Investments" and "Risks" in this prospectus and "Investment Policies and Techniques" and "Additional Information About the Trust's Investments and Investment Risks" in the SAI.

INVESTMENT ADVISER
AND SUB-ADVISER..................   First Trust Advisors L.P. will be the
                                    Trust's Adviser and will be responsible for supervising the Trust's Sub-Adviser, monitoring the Trust's investment portfolio, managing the Trust's business affairs and providing certain clerical, bookkeeping and other administrative services. The Adviser, in consultation with the Sub-Adviser, is also responsible for determining the Trust's overall investment strategy and overseeing its implementation. Mariner Municipal
                                    Managers LLC will be the Trust's Sub-Adviser and will also be responsible for the day-to-day management of the Trust's portfolio.

                                    First Trust Advisors L.P., a registered
                                    investment adviser, is an Illinois limited partnership formed in 1991. It serves as investment adviser or portfolio supervisor to investment portfolios with approximately $18 billion in assets, which it managed or supervised as of December 31, 2008. See the SAI under "Investment Adviser."

                                    Mariner Municipal Managers LLC, a Delaware limited liability company, is a registered investment adviser founded in 2007. Mariner Municipal Managers LLC had approximately $197 million in assets under management as of December 31, 2008. Mariner Municipal Managers LLC is headquartered at 125 Village Boulevard, Princeton, New Jersey 08540. See the SAI under "Sub-Adviser."

STRATEGIC TRANSACTIONS...........   The Trust may, but is not required to, use
                                    various strategic transactions to seek to:
                                    (i) reduce interest rate risks arising from any use of leverage; (ii) facilitate portfolio management; (iii) mitigate risks, including interest rate and credit risks;
                                    and/or (iv) earn income. The Trust may
                                    purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit derivative instruments. The Trust also may purchase derivative instruments that combine features of these instruments.
                                    Collectively, all of the above are referred to as "Strategic Transactions." The Trust generally seeks to use these instruments and transactions as a portfolio management or hedging technique to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. See "Risks--
                                    Derivatives Risk."

DISTRIBUTIONS....................   The Trust's present distribution policy,
                                    which may be changed at any time by the
                                    Trust's Board of Trustees, is to distribute
                                    monthly all or a portion of its net
                                    investment income to holders of Common
                                    Shares ("Common Shareholders") (after the
                                    payment of interest and/or dividends in
                                    connection with Leverage, if any). In
                                    addition, the Trust currently intends to
                                    retain, until the final liquidating
                                    distribution, a portion of its net
                                    investment income but continue to maintain
                                    its status as a regulated investment company
                                    for federal income tax purposes. Such
                                    retained income may constitute a portion of
                                    the liquidating distribution returned to
                                    investors on or about [           ].

                                    The initial distribution is expected to be declared approximately 45 days after the completion of this offering and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. See "Distributions." In addition, the Trust intends to distribute all or a portion of any net long-term capital gains to Common Shareholders as long-term capital gain dividends at least annually. As explained more fully below in "Federal Tax Matters," at least annually, the Trust may elect to retain rather than distribute all or portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to Common
                                    Shareholders and pay U.S. federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Trust's taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Trust. The Trust may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

                                    Unless an election is made to receive
                                    dividends in cash, Common Shareholders will automatically have all dividends and distributions reinvested in Common Shares through the Trust's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan."

                                    If the Trust realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and the Preferred Shares, if any, issued by the Trust in proportion to the total dividends paid to each class of shares for the year in which the income is realized. See "Distributions."

CUSTODIAN, ADMINISTRATOR,
TRUST ACCOUNTANT AND
TRANSFER AGENT...................   The Trust has retained                   as
                                    custodian,       as administrator and trust
                                    accountant and             as transfer agent
                                    for the Trust. The Adviser and the Board of Trustees will be responsible for monitoring the activities of the custodian, administrator, trust accountant and transfer agent. See "Custodian, Administrator, Trust
                                    Accountant and Transfer Agent."

CLOSED-END STRUCTURE.............   Closed-end funds differ from open-end
                                    management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value ("NAV") at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective(s) and policies.
                                    In addition, in comparison to open-end
                                    funds, closed-end funds have greater
                                    flexibility in their ability to make certain types of investments, including investments in illiquid securities.

                                    Shares of closed-end funds listed for
                                    trading on a securities exchange frequently trade at a discount from NAV. The market price of such shares may be affected by NAV, dividend or distribution levels and their stability (which in turn will be affected by levels of dividend or interest payments by the fund's portfolio holdings, the timing and success of the fund's investment strategies, regulations affecting the timing and character of fund distributions, fund expenses and other factors), supply of and demand for the shares, trading volume of the shares, general market, interest rate and economic conditions and other factors beyond the control of a closed-end fund. The foregoing factors, among others, may result in the market price of the Common Shares being greater than, less than or equal to NAV.

                                    The Board of Trustees has reviewed the
                                    structure of the Trust in light of its
                                    investment objective and policies and
                                    believes that the closed-end fund structure is appropriate. As described in this prospectus, however, the Board of Trustees may review periodically the trading range and activity of the Common Shares with respect to its NAV, and the Board of Trustees may take certain actions to seek to reduce or eliminate any such discount to NAV. Such actions may include open market repurchases or tender offers for the Common Shares or the possible conversion of the Trust to an open-end fund. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share. Investors should assume that it is highly unlikely that the Board of Trustees would vote to convert the Trust to an open-end management investment company. See "Structure of the Trust; Common Share Repurchases and Conversion to Open-End Fund."

SPECIAL TAX
CONSIDERATIONS...................   The Trust has not established any limit on
                                    the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and the Trust expects that a portion of the income it produces will be includable in alternative minimum taxable income. Common Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing Common
                                    Shares. The suitability of an investment in Common Shares will depend upon a comparison of the after-tax yield likely to be provided from the Trust with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors.
                                    See "Federal Tax Matters."

SPECIAL RISK
CONSIDERATIONS...................   Risk is inherent in all investing. The
                                    following discussion summarizes the
                                    principal risks that you should consider before deciding whether to invest in the Trust. For additional information about the risks associated with investing in the Trust, see "Risks."

                                    No Operating History. The Trust is a newly organized, diversified, closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading.

                                    Investment and Market Risk. An investment in
                                    Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the municipal securities owned by the Trust, which generally trade in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the municipal securities in which the Trust invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Trust dividends and distributions.

                                    Management Risk. The Trust is subject to management risk because it is an actively managed portfolio. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that these will produce the desired results.

                                    Sub-Adviser Risk. The Sub-Adviser is
                                    dependent upon the experience and expertise of certain key personnel in providing services with respect to the Trust's investments. If the Sub-Adviser were to lose the services of these individuals, its ability to service the Trust could be adversely affected.

                                    Current Economic Conditions -- Unusual
                                    Volatility and Lack of Liquidity in the
                                    Municipal Bond Markets. The markets for
                                    credit instruments, including municipal
                                    securities, have experienced periods of
                                    extreme illiquidity and volatility since the latter half of 2007. Liquidity in the municipal bond market (the ability to buy and sell bonds readily) has been reduced. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal securities. In addition, during 2008, several major dealers of municipal bonds exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Trust's municipal securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. During times of reduced market liquidity, such as at the present, the Trust may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Trust's books. Sales of large blocks of securities by market participants, such as the Trust, that are seeking liquidity can further reduce security prices in an illiquid market. The Trust may seek to make sales of large blocks of securities as part of its investment strategy or it may be required to raise cash to re-collateralize, unwind or "collapse" trusts that issued inverse floating rate securities to the Trust or to make payments to such trusts to enable them to pay for tenders of the short-term securities they have issued if the remarketing agents for those securities are unable to sell the short-term securities in the marketplace to other buyers (typically tax-exempt money market funds). In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of the dividend rates on the Common Shares.

                                    In response to the current national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws.

                                    Municipal Securities Risk. The amount of public information available about the municipal securities in the Trust's portfolio is generally less than that for corporate equity or debt securities and the investment performance of the Trust may therefore be more dependent on the analytical abilities of the Sub-Adviser than would be a stock fund or taxable bond fund. The secondary market for municipal securities, particularly the below-investment grade securities in which the Trust may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its securities at attractive prices.

                                    Fixed-Income Securities Risk. The Trust will invest in fixed-income securities. Fixed-income securities, including high-yield securities, are subject to certain risks, including:

                                       o   Issuer Risk. The value of
                                           fixed-income securities may decline
                                           for a number of reasons which
                                           directly relate to the issuer, such
                                           as management performance, financial
                                           leverage, and reduced demand for the
                                           issuer's goods and services.

                                       o   Interest Rate Risk. Interest rate
                                           risk is the risk that fixed-income
                                           securities will decline in value
                                           because of changes in market interest
                                           rates. When market interest rates
                                           rise, the market value of such
                                           securities generally will fall. In
                                           typical market interest rate
                                           environments, the prices of
                                           longer-term municipal securities
                                           generally fluctuate more than the
                                           prices of shorter-term municipal
                                           securities as interest rates change.
                                           Because the Trust will invest in
                                           securities that pay a fixed rate of
                                           return, the NAV and market price of
                                           the Common Shares will tend to
                                           decline if the market interest rates
                                           applicable to such investments were
                                           to rise. During periods of rising
                                           interest rates, the average life of
                                           certain types of securities may be
                                           extended because of slower than
                                           expected prepayments pursuant to call
                                           provisions. This may lock in a
                                           below-market yield, increase the
                                           security's duration and reduce the
                                           value of the security. Investments in
                                           debt securities with long-term
                                           maturities may experience significant
                                           price declines if long-term interest
                                           rates increase.

                                       o   Prepayment Risk. During periods of
                                           declining interest rates, the issuer
                                           of a security may exercise its option
                                           to prepay principal earlier than
                                           scheduled, forcing the Trust to
                                           reinvest in lower yielding
                                           securities. This is known as call or
                                           prepayment risk. Debt securities
                                           frequently have call features that
                                           allow the issuer to repurchase the
                                           security prior to its stated
                                           maturity. An issuer may redeem an
                                           obligation if the issuer can
                                           refinance the debt at a lower cost
                                           due to declining interest rates or an
                                           improvement in the credit standing of
                                           the issuer.

                                       o   Reinvestment Risk. Reinvestment risk
                                           is the risk that income from the
                                           Trust's portfolio will decline if the
                                           Trust invests the proceeds from
                                           matured, traded or called bonds at
                                           market interest rates that are below
                                           the Trust portfolio's current
                                           earnings rate. A decline in income
                                           could affect the Common Shares'
                                           market price or the overall return of
                                           the Trust.

                                    Credit Risk. Credit risk is the risk that one or more municipal securities in the Trust's portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status.

                                    Inverse Floating Rate Securities Risk. The
                                    Trust may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a "tender option bond trust") formed by a third party sponsor for the purpose of holding municipal bonds. See "The Trust's Investments -- Portfolio

                                    Composition--Inverse Floating Rate
                                    Securities." In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Trust to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Trust's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities.

                                    Any economic effect of leverage through the Trust's purchase of inverse floating rate securities will create an opportunity for increased Common Share net income and returns, but will also create the possibility that Common Share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Trust. Because the fee paid to the Adviser (and by the Adviser to the Sub-Adviser) will be calculated on the basis of the Trust's Managed Assets, which includes assets financed through the creation of tender option bond trusts, there may be a conflict of interest between the Adviser and Sub-Adviser and the Common Shareholders.

                                    Inverse floating rate securities have
                                    varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a tender option bond trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. In circumstances where the Trust has a need for cash and the securities in a tender option bond trust are not actively trading, the Trust may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Trust portfolio holdings.

                                    Counterparty Risk. Changes in the credit quality of the companies that serve as the Trust's counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party's credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experience recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities' capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Trust assumes the risk that its counterparties could experience similar financial hardships.

                                    Tax Risk. The value of the Trust's
                                    investments and its NAV may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Additionally, the Trust is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts, or for investors who are not sensitive to the federal income tax consequences of their investments.

                                    Insurance Risk. The Trust may purchase
                                    municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers' capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the Common Shares represented by such insured obligation.

                                    Limited Term Risk. It is anticipated that the Trust will terminate on or about [ ]. As the assets of the Trust will be liquidated in connection with its termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. As the Trust approaches its termination date, the portfolio composition of the Trust may change, which may cause the Trust's returns to decrease and the market price of the Common Shares to fall. Rather than reinvesting the proceeds of its securities, the Trust may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Trust's fixed expenses to increase when expressed as a percentage of assets under management, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect the performance of the Trust. Upon its termination, the Trust will distribute substantially all of its net assets to Common Shareholders.

                                    Market Discount From Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Trust's NAV per Common Share could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The NAV of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of the Trust's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as NAV, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Trust's portfolio holdings, the timing and success of the Trust's investment strategies, regulations affecting the timing and character of Trust distributions, Trust expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and economic conditions and other factors beyond the control of the Trust, the Trust cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

                                    Derivatives Risk. The Trust's Strategic
                                    Transactions have risks, including: the
                                    imperfect correlation between the value of such instruments and the underlying assets of the Trust, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset in the Trust's portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions for hedging, currency and interest rate management purposes may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. In addition, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to the Trust's Strategic Transactions are not otherwise available to the Trust for investment purposes. See "Risks--Derivatives Risk."

                                    The Trust may manage some of its derivative positions, if any, by segregating an amount of cash, cash equivalents or liquid securities equal to the face value of those positions. The Trust may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Trust does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing indebtedness
                                    ("borrowings") for purposes of the
                                    requirement under the 1940 Act; and,
                                    therefore, the Trust may not enter into any such transactions if the Trust's borrowings would thereby exceed 33-1/3% of its Managed Assets. In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Trust may perform as if it were leveraged.

                                    Credit Default Swaps Risk. The Trust may invest in credit default swap transactions for hedging or investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. The Trust may be either the buyer or seller in a credit default swap transaction. If the Trust is a buyer and no event of default occurs, the Trust will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Trust (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Trust receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Trust currently intends to segregate assets on the Trust's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Trust, the use of credit default swap transactions could then be considered leverage. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Trust had invested in the reference obligation directly.

                                    Market Disruption Risk. The terrorist
                                    attacks in the United States on September
                                    11, 2001 had a disruptive effect on the
                                    securities markets. The ongoing U.S.
                                    military and related action in Iraq and
                                    events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. A similar disruption of financial markets or other terrorist attacks could adversely affect Trust service providers and/or the Trust's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Trust's Common Shares. The Trust cannot predict the effects of similar events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Trust.

                                    Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Trust's use of financial leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Trust's portfolio.

                                    Certain Affiliations. Until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Trust will be precluded from effecting principal transactions with brokers who are members of the syndicate.

                                    Anti-Takeover Provisions. The Trust's
                                    Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to openend status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust and By-Laws" and "Risks--AntiTakeover
                                    Provisions."

                                    Secondary Market for the Trust's Common
                                    Shares. The issuance of Common Shares
                                    through the Trust's Dividend Reinvestment
                                    Plan may have an adverse effect on the
                                    secondary market for the Trust's Common
                                    Shares. The increase in the number of
                                    outstanding Common Shares resulting from issuances pursuant to the Trust's Dividend Reinvestment Plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the Dividend Reinvestment Plan at any time when Common Shares are trading at a lower price than the Trust's NAV per Common Share. When the Trust's Common Shares are trading at a premium, the Trust may also issue Common Shares that may be sold through private transactions effected on the Exchange or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

                                    Certain Other Risks. An investment in the
                                    Trust is subject to certain other risks
                                    described in the "Risks" section of this prospectus including: risks relating to the sectors and industries in which the Trust invests; risks of investing in municipal leases and certificates of participation in such leases; risks regarding the use of derivatives or other transactions for investment purposes or for hedging; risks regarding events that could have a disruptive effect on the securities markets; risks that deflation will cause an adverse effect on the market valuation and creditworthiness of companies. See "Risks."

                            SUMMARY OF TRUST EXPENSES

     The purpose of the table below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
     Sales load paid by you (as a percentage of offering price) ..........................................   %
     Offering expenses borne by the Trust (as a percentage of offering price).............................   %(1)
     Dividend Reinvestment Plan fees......................................................................   None(2)


                                                                                            PERCENTAGE OF NET ASSETS ATTRIBUTABLE
                                                                                                       TO COMMON SHARES
ANNUAL EXPENSES                                                                                        ----------------

     Management fees(3) ..................................................................................    %
     Other expenses.......................................................................................    %
                                                                                                           ----
          Total annual expenses...........................................................................    %
                                                                                                           ====

     (1) The Adviser has agreed to pay (i) all organizational expenses and
         (ii) all offering costs of the Trust (other than sales load, but including a partial reimbursement of certain underwriter expenses) that exceed .20% (or $.04 per Common Share) of the Trust's offering price. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Trust that exceed .20% (or $.04 per Common Share) of the Trust's offering price.

     (2) You will pay a $    transaction fee and brokerage charges if you direct
                                   , as agent for the Common Shareholders (the
         "Plan Agent"), to sell your Common Shares held in a dividend reinvestment account.

     (3) Represents the aggregate fee payable to the Adviser (a portion of which is paid by the Adviser to the Sub-Adviser).

     The expenses shown in the table under "Other expenses" and "Total annual expenses" are based on estimated amounts for the Trust's first full year of operations and assume that the Trust issues approximately Common Shares. If the Trust issues fewer Common Shares than the number estimated above, the Trust's expenses as a percentage of net assets attributable to Common Shares is likely to be higher. See "Management of the Trust" and "Dividend Reinvestment Plan."

     The following example illustrates the expenses (including the sales load of $45, estimated offering expenses of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of % of net assets attributable to Common Shares and (2) a 5% annual return*:

       1 YEAR            3 YEARS          5 YEARS           10 YEARS
       ------            -------          -------           --------
          $                 $                $                 $

     * THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE TRUST

     The Trust is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Trust was organized on January 22, 2009 as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration of Trust"). As a newly organized entity, the Trust has no operating history. The Trust's principal office is located at 120 East Liberty Drive, Wheaton, Illinois 60187, and its telephone number is (800) 621-1675. Investment in the Trust involves certain risks and special considerations, including risks associated with the Trust's use of leverage. See "Risks."

                                 USE OF PROCEEDS

     The net proceeds of the offering of Common Shares will be approximately $
($    if the Underwriters exercise the overallotment option in full) after payment of the estimated offering costs. The Adviser has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Trust (other than sales load, but including a partial reimbursement of certain underwriter expenses) that exceed .20% (or $.04 per Common Share) of the Trust's offering price. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Trust that exceed .20% (or $.04 per Common Share) of the Trust's offering price. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objective and policies as stated below. The Trust expects it will be able to invest substantially all of the net proceeds in securities that meet the Trust's investment objective and policies within [three] months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in cash or cash equivalents and high-quality, short-term tax-exempt money market securities or in high quality municipal securities with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available.

                             THE TRUST'S INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

     The Trust's objective is to provide current income exempt from regular federal income tax. There can be no assurance that the Trust's investment objective will be achieved.

     The Trust's investment objective and the investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Trust, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares voting as a single class. The remainder of the Trust's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval, provided that shareholders receive at least 60 days' prior written notice of any change adopted by the Board of Trustees. As defined in the 1940 Act, when used with respect to particular shares of the Trust, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

INVESTMENT PHILOSOPHY AND PROCESS

     The Trust will seek to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities. Under normal market conditions, the Trust will invest 100% of its Managed Assets in investment grade municipal securities at the time of purchase, including municipal securities and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments that create exposure to municipal securities, notes and securities and that provide for the payment of interest income that is exempt from regular federal income tax. Municipal securities include debt obligations generally issued by state and local governmental entities to finance or refinance public purpose projects such as roads, schools, and water supply systems. Municipal securities also may be issued on behalf of private entities or for private activities, such as housing, medical and educational construction, or for privately owned transportation, electric utility and pollution control projects deemed to serve a public purpose. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured variously by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities also may be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds on long-term debt. The Trust may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships, or other investment companies. A municipal security's market value generally will depend upon its form, maturity, call features, and interest rate, as well as the issuer's credit quality or credit rating and, all such factors examined in the context of the municipal securities market and interest rate levels and trends.

     After the initial invest-up period, the Trust intends to actively manage the dollar weighted average effective maturity of the securities in its portfolio which are expected to have a dollar weighted average effective maturity approximately equal to the Trust's maturity date. As a result, over time the dollar weighted average effective maturity of the Trust's portfolio is expected to shorten in relation to the remaining term of the Trust.

     The Trust will invest in municipal securities that, in the opinion of the Sub-Adviser, are undervalued. Undervalued municipal securities are securities that, in the Sub-Adviser's opinion, are worth more than the value assigned to them in the marketplace. In selecting securities for the Trust's portfolio, the Sub-Adviser uses a relative value research-driven approach in exploiting market inefficiencies which, in their view, builds a consistent yield advantage. The Sub-Adviser uses fundamental, bottom-up research on the credit and structure of each bond. Value-added strategies utilized by the Sub-Adviser include duration management, sector allocation, yield curve positioning and buy/sell trade execution. The Sub-Adviser accomplishes these strategies by (among other things): (1) analyzing financial documents and credit quality reports; (2) focusing on municipal market technicals and fundamentals; (3) evaluating the national, state and local political and economic climate; and (4) reviewing rating agency and municipal market research.

PORTFOLIO COMPOSITION

     The Trust's portfolio will be composed principally of the following investments. A more detailed description of the Trust's investment policies and restrictions and more detailed information about the Trust's portfolio investments are contained in the SAI.

     Municipal Securities. Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt. Municipal securities also may be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Trust also may purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal securities, private activity bonds, tender option bonds and other forms of municipal securities and securities.

     The municipal securities in which the Trust will invest generally are issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam), and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Sub-Adviser to be reliable), is exempt from regular federal income tax, although the interest may be subject to the federal alternative minimum tax.

      The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

      A municipal security's market value generally will depend upon its form, maturity, call features, and interest rate, as well as the credit quality of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends.

     Municipal Leases and Certificates of Participation. The Trust may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Trust's original investment. To the extent that the Trust invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

      A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Trust with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Trust with the right to demand payment, on not more than seven days' notice, of all or any part of the Trust's participation interest in the underlying municipal securities, plus accrued interest.

      Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

      Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

      Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Trust's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

      Inverse Floating Rate Securities. The Trust may invest up to [ ]% of its Managed Assets in inverse floating rate securities issued by tender option bond trusts. Inverse floating rate securities (sometimes referred to as "inverse floaters") are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Inverse floating rate securities represent beneficial interests in a special purpose trust (also known as a tender option bond trust) formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: short-term floating rate municipal securities (sometimes referred to as short-term floaters or tender option bonds), which are sold to third party investors, and residual inverse floating rate municipal securities, which the Trust would purchase. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the financial institution will not be obligated to accept tendered short-term floaters in the event of certain defaults, or a significant downgrade in the credit rating assigned to the issuer of the municipal bond held in the special purpose trust. For its investment, the Trust is paid the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Trust, as the holder of the inverse floater, assumes the interest rate cash flow risk and the market value risk associated with the municipal bond held in the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the special purpose trust is leveraged. This is expressed in the ratio of the face value of the short-term floaters in relation to the residual inverse floaters that are issued by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Trust, as the holder of the residual inverse floating rate securities. An inverse floating rate municipal security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust exceeds 50% of the principal amount of the municipal bonds owned by the special purpose trust.

      Because increases in either the interest rate on the securities or the value of indexes (with which inverse floaters maintain their inverse relationship) reduce the residual interest paid on inverse floaters, inverse floaters' value generally is more volatile than that of fixed rate bonds. Inverse floaters have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

     Tender Option Bonds. The Trust may also invest in tender option bonds (as described above) issued by special purpose trusts. Tender option bonds may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Trust, as the holder of the tender option bond, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the tender option bond. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the tender option bond. Generally, the trusts do not have recourse to the investors in the residual inverse floating rate securities.

     When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Trust may purchase or sell securities that it is entitled to receive on a when issued basis. The Trust may also purchase or sell securities on a delayed delivery basis. The Trust may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Trust at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Trust enters into the commitment and the value of the securities will thereafter be reflected in the Trust's NAV. The Trust enters into these transactions to obtain, what the Sub-Adviser considers to be, an advantageous price to the Trust at the time of entering into the transaction. The Trust has not established any limit on the percentage of its Managed Assets that may be committed in connection with these transactions. When the Trust purchases securities in these transactions, the Trust segregates liquid securities in an amount equal to the amount of its purchase commitments.

     There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Trust missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Trust's purchase price. The Trust may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

     Call Rights. The Trust may purchase a municipal bond issuer's right to call all or a portion of such municipal bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related municipal bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related municipal bond will expire without value. The economic effect of holding both the Call Right and the related municipal bond is identical to holding a municipal bond as a non-callable security. Certain investments in such obligations may be illiquid.

     Other Investment Companies. The Trust may invest up to [10]% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its Common Shares or Preferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. As a shareholder in an investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Common Shareholders will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. As described in this prospectus in the section entitled "Risks," the NAV and market value of leveraged shares will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than the Sub-Adviser. The Trust treats its investments in such open- or closed-end investment companies as investments in municipal securities.

     Tax-Exempt Preferred Securities. The Trust may also invest up to [10]% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax. A portion of such dividends may be capital gain distributions subject to federal capital gains tax. Such funds, in turn, invest in municipal securities and other assets that generally pay interest or make distributions that are exempt from regular federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investing in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed above. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries.

     Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period during which the net proceeds of the offering of Common Shares are being invested, or during periods in which the Adviser or Sub-Adviser determines that it is temporarily unable to follow the Trust's investment strategy or that it is impractical to do so, the Trust may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash or cash equivalents and high-quality, short-term tax-exempt money market securities or in high quality municipal securities with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. The Adviser's or Sub-Adviser's determination that it is temporarily unable to follow the Trust's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust's investment strategy is extremely limited or absent. In such a case, Common Shares of the Trust may be adversely affected and the Trust may not pursue or achieve its investment objective. For a further description of these temporary investments, see the SAI under "Investment Policies and Techniques--Portfolio Composition."

INVESTMENT PRACTICES

     Strategic Transactions. The Trust may, but is not required to, use various Strategic Transactions to seek to: (i) reduce interest rate risks arising from any use of Leverage; (ii) facilitate portfolio management; (iii) mitigate risks, including interest rate and credit risks; and/or (iv) earn income. Strategic Transactions are generally accepted under modern portfolio management theory and are regularly used by many mutual funds and other institutional investors. Although the Sub-Adviser seeks to use such practices to further the Trust's investment objective, no assurance can be given that the Sub-Adviser will engage in any of these practices or that these practices will achieve the desired result.

     The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon and enter into various interest rate transactions such as swaps, caps, floors or collars or credit derivative instruments. The Trust also may purchase derivative instruments that combine features of these instruments. The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust or establish positions in the derivative markets as a substitute for purchasing or selling particular securities.

     Strategic Transactions have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Trust, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset in the Trust's portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. See "Risks--Derivatives Risk" in this prospectus and "Other Investment Policies and Techniques" in the SAI for further information on Strategic Transactions and their risks.

     Interest Rate Swap Transactions. In order to seek to hedge the value of the Trust against interest rate fluctuations, to hedge against increases in the Trust's costs associated with the dividend payments on the Preferred Shares (as defined under "Risks--Leverage Risk"), if any, or to seek to enhance the Trust's return, the Trust may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps ("MMD Swaps") or Bond Market Association Municipal Swap Index swaps ("BMA Swaps"). To the extent that the Trust enters into these transactions, the Trust expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Trust also may invest in MMD Swaps and BMA Swaps to seek to enhance return or gain or to increase the Trust's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).


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


     The Trust may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, the Trust exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax exempt index, BMA Swaps may reduce cross-market risks incurred by the Trust and increase the Trust's ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed rate municipal bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

     The Trust also may purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Trust to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Trust can create a synthetic long or short position, allowing the Trust to select the most attractive part of the yield curve. An MMD Swap is a contract between the Trust and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Trust buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Trust equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Trust will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

     In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Trust, which would cause the Trust to make payments to its counterparty in the transaction that could adversely affect the Trust's performance.

     The Trust has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Trust will segregate liquid securities having an aggregate net asset value at least equal to the accrued excess.

     Credit Default Swap Agreements. The Trust may enter into credit default swap agreements for hedging purposes or to seek to enhance its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Trust. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Trust may be either the buyer or seller in the transaction. If the Trust is a buyer and no credit event occurs, the Trust may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Trust generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the swap.

     Credit default swap agreements involve greater risks than if the Trust had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Trust will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one NRSRO at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Adviser to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Trust's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Trust). The Trust will at all times segregate with its custodian in connection with each such transaction unencumbered liquid securities or cash with a value at least equal to the Trust's exposure (any accrued but unpaid net amounts owed by the Trust to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Trust's portfolio. Such segregation will not limit the Trust's exposure to loss.


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


     VRDOs and Participating VRDOs. VRDOs are tax exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Trust may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

     Participating VRDOs provide the Trust with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Trust would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. [The Trust has been advised by its counsel that the Trust should be entitled to treat the income received on Participating VRDOs as interest from tax exempt obligations as long as the Trust does not invest more than 20% of its total assets in such investments and certain other conditions are met. It is contemplated that the Trust will not invest more than 20% of its assets in Participating VRDOs.]

     VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities.

     The VRDOs and Participating VRDOs in which the Trust may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch).

     Portfolio Turnover. The Trust's annual portfolio turnover rate may vary greatly from year to year. Although the Trust cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 20% under normal circumstances. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Trust's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust. High portfolio turnover may result in the realization of net short-term capital gains by the Trust which, when distributed to Common Shareholders, will be taxable as ordinary income. See "Federal Tax Matters."


                                      RISKS

     Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Trust. For additional information about the risks associated with investing in the Trust, see "Additional Information About the Trust's Investments and Investment Risks" in the SAI.

NO OPERATING HISTORY

     The Trust is a newly organized, diversified, closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading.

INVESTMENT AND MARKET RISK

     An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Trust. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Trust invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Trust dividends and distributions.

MANAGEMENT RISK

     The Trust is subject to management risk because it is an actively managed portfolio. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that these will produce the desired results.

SUB-ADVISER RISK

     The Sub-Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Trust's investments. If the Sub-Adviser were to lose the services of these individuals, its ability to service the Trust could be adversely affected.

CURRENT ECONOMIC CONDITIONS -- UNUSUAL VOLATILITY AND LACK OF LIQUIDITY IN THE MUNICIPAL BOND MARKETS

     The markets for credit instruments, including municipal securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Liquidity in the municipal bond market (the ability to buy and sell bonds readily) has been reduced. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal securities. In addition, during 2008, several major dealers of municipal bonds exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Trust's municipal securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. During times of reduced market liquidity, such as at the present, the Trust may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Trust's books. Sales of large blocks of securities by market participants, such as the Trust, that are seeking liquidity can further reduce security prices in an illiquid market. The Trust may seek to make sales of large blocks of securities as part of its investment strategy or it may be required to raise cash to re-collateralize, unwind or "collapse" trusts that issued inverse floating rate securities to the Trust or to make payments to such trusts to enable them to pay for tenders of the short-term securities they have issued if the remarketing agents for those securities are unable to sell the short-term securities in the marketplace to other buyers (typically tax-exempt money market funds). In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of the dividend rates on the Common Shares.

     In response to the current national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws.

MUNICIPAL SECURITIES RISK

     The amount of public information available about the municipal securities in the Trust's portfolio is generally less than that for corporate equity or debt securities and the investment performance of the Trust may therefore be more dependent on the analytical abilities of the Sub-Adviser than would be a stock fund or taxable bond fund. The secondary market for municipal securities, particularly the below-investment grade bonds in which the Trust may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its securities at attractive prices.

     The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

     Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those generally associated with municipal securities, including the fact that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. The Trust will treat investments in tax-exempt preferred shares as investments in municipal securities.

FIXED-INCOME SECURITIES RISK

     The Trust may invest in fixed-income securities. Fixed-income securities, including high-yield securities, are subject to certain risks, including:

         o Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

         o Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than the prices of shorter-term municipal securities as interest rates change. Because the Trust will invest in securities that pay a fixed rate of return, the NAV and market price of the Common Shares will tend to decline if the market interest rates applicable to such investments were to rise. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments pursuant to call provisions. This may lock in a below-market yield, increase the security's duration and reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

         o Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Trust to reinvest the proceeds from such prepayment in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

         o Reinvestment Risk. Reinvestment risk is the risk that income from the Trust's portfolio will decline if the Trust invests the proceeds from matured, traded or called bonds at market interest rates that are below the Trust portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or the overall return of the Trust.

CREDIT RISK

      Credit risk is the risk that one or more municipal securities in the Trust's portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status.

INVERSE FLOATING RATE SECURITIES RISK

     The Trust may invest in inverse floating rate securities issued by tender option bond trusts. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a "tender option bond trust") formed by a third party sponsor for the purpose of holding municipal bonds. See "The Trust's Investments--Portfolio Composition--Inverse Floating Rate Securities." In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Trust to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Trust's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities.

     Any economic effect of leverage through the Trust's purchase of inverse floating rate securities will create an opportunity for increased Common Share net income and returns, but will also create the possibility that Common Share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Trust. Because the fee paid to the Adviser (and by the Adviser to the Sub-Adviser) will be calculated on the basis of the Trust's Managed Assets, which includes assets financed through the creation of tender option bond trusts, there may be a conflict of interest between the Adviser and Sub-Adviser and the Common Shareholders.

     Inverse floating rate securities have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a tender option bond trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. In circumstances where the Trust has a need for cash and the securities in a tender option bond trust are not actively trading, the Trust may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Trust portfolio holdings.

COUNTERPARTY RISK

     Changes in the credit quality of the companies that serve as the Trust's counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party's credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experience recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities' capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Trust assumes the risk that its counterparties could experience similar financial hardships.

TAX RISK

     The value of the Trust's investments and its NAV may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Additionally, the Trust is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts, or for investors who are not sensitive to the federal income tax consequences of their investments.

INSURANCE RISK

     The Trust may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers' capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the Common Shares represented by such insured obligation.

LIMITED TERM RISK

     It is anticipated that the Trust will terminate on or about [     ]. As the
assets of the Trust will be liquidated in connection with its termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. As the Trust approaches its termination date, the portfolio composition of the Trust may change, which may cause the Trust's returns to decrease and the market price of the Common Shares to fall. Rather than reinvesting the proceeds of its securities, the Trust may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Trust's fixed expenses to increase when expressed as a percentage of assets under management, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect the performance of the Trust. Upon its termination, the Trust will distribute substantially all of its net assets to Common Shareholders.

MARKET DISCOUNT FROM NET ASSET VALUE

     Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Trust's NAV per Common Share could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The NAV of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of the Trust's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as NAV, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Trust's portfolio holdings, the timing and success of the Trust's investment strategies, regulations affecting the timing and character of Trust distributions, Trust expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and economic conditions and other factors beyond the control of the Trust, the Trust cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

LEVERAGE RISK

     Although the Trust has no current intention to do so, the Trust is authorized to, and reserves the flexibility to, utilize leverage through the issuance of Preferred Shares, commercial paper or notes and/or borrowings (collectively, "Leverage"). The Trust intends, however, to invest in certain instruments, including inverse floating rate securities issued by tender option bond trusts, that have the economic effect of financial leverage and may borrow for temporary, emergency or other purposes as permitted by the 1940 Act. Any economic effect of leverage will create an opportunity for increased returns on the Trust's Common Shares but also create the possibility of diminished returns if the cost of leverage exceeds the return on the Trust's investment. As set forth in the 1940 Act, the Trust may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. The 1940 Act also allows the Trust to issue Preferred Shares in an amount up to 50% of the Trust's

Managed Assets (including the proceeds from Leverage). The Trust may use Leverage for investment purposes, to finance the repurchase of its Common Shares and to meet cash requirements. Although the use of Leverage by the Trust may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with Leverage proceeds are greater than the cost of the Leverage, the Common Shares' return will be greater than if Leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of Leverage, the return to the Common Shares will be less than if Leverage had not been used. There is no assurance that a leveraging strategy will be successful. If utilized, Leverage would increase the fees paid to the Adviser, and by the Adviser to the Sub-Adviser.

DERIVATIVES RISK

     Strategic Transactions have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Trust, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Trust's portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. In addition, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions will not otherwise be available to the Trust for investment purposes.

     There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Trust may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Trust than if it had not engaged in any such transactions. There may be an imperfect correlation between the Trust's portfolio holdings and futures contracts or options on futures contracts entered into by the Trust, which may prevent the Trust from achieving the intended hedge or expose the Trust to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Furthermore, the Trust's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser's ability to correctly predict changes in interest rate relationships or other factors.

     The Trust may purchase credit derivative instruments for investment purposes or to hedge the Trust's credit risk exposure to certain issuers of securities that the Trust owns. For example, the Trust may enter into credit default swap contracts where the Trust would be the buyer of such a contract. The Trust would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. issuer, on the debt obligation. In return, the Trust would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Trust would have spent the stream of payments and received no benefit from the contract.

     Depending on whether the Trust would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Trust would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. If the Trust fails to maintain any required asset coverage ratios in connection with any use by the Trust of financial leverage, the Trust may be required to redeem or prepay some or all of the financial leverage. Such redemption or prepayment would likely result in the Trust seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Trust. Early termination of a cap could result in a termination payment to the Trust. The Trust currently intends to segregate assets on the Trust's records in the form of cash, cash equivalents or liquid securities having an aggregate market value at least equal to the notional value of any swap transaction of which it is the seller. The Trust will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Trust's Leverage.

     The Trust may purchase credit derivative instruments for the purposes of hedging the Trust's credit risk exposure to certain issuers of securities that the Trust owns. For example, the Trust may enter into credit default swap contracts for hedging purposes where the Trust would be the buyer of such a contract. The Trust would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Trust would pay to the counterparty a periodic stream of payments over the term of the contract, provided that no event of default has occurred. If no default occurs, the Trust would have spent the stream of payments and received no benefit from the contract.

     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Trust's use of swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of the Common Shares. In addition, if short-term interest rates are lower than the Trust's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could decrease the net earnings of the Common Shares in the event that the premium paid by the Trust to the counterparty exceeds the additional amount the Trust would have been required to pay had it not entered into the cap agreement. The Trust has no current intention of selling interest rate swaps or caps.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Trust is contractually obligated to make. If the counterparty defaults, the Trust would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Trust's portfolio assets being hedged. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the prevailing interest rate at that point in time, such a default could negatively impact the performance of the Common Shares.

CREDIT DEFAULT SWAPS RISK

     The Trust may invest in credit default swap transactions for hedging or investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. The Trust may be either the buyer or seller in a credit default swap transaction. If the Trust is a buyer and no event of default occurs, the Trust will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Trust (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Trust receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Trust currently intends to segregate assets on the Trust's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Trust, the use of credit default swap transactions could then be considered leverage. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Trust had invested in the reference obligation directly.

PORTFOLIO TURNOVER RISK

     The Trust's annual portfolio turnover rate may vary greatly from year to year. Although the Trust cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 20% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. High portfolio turnover may result in the realization of net short-term capital gains by the Trust which, when distributed to Common Shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Trust's current and accumulated earnings and profits, resulting in a greater portion of the Trust's distributions being treated as a dividend to the Trust's Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust. See "The Trust's Investments--Investment Practices--Portfolio Turnover" and "Federal Tax Matters."


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


MARKET DISRUPTION RISK

     The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The ongoing U.S. military and related action in Iraq and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. A similar disruption of financial markets or other terrorist attacks could adversely affect Trust service providers and/or the Trust's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Trust's Common Shares. The Trust cannot predict the effects of similar events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Trust.

INFLATION/DEFLATION RISK

      Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Trust's use of financial leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Trust's portfolio.

CERTAIN AFFILIATIONS

     Until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Trust will be precluded from effecting principal transactions with brokers who are members of the syndicate.

ANTI-TAKEOVER PROVISIONS

     The Trust's Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to openend status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust and By-Laws."

SECONDARY MARKET FOR THE TRUST'S COMMON SHARES

     The issuance of Common Shares through the Trust's Dividend Reinvestment Plan may have an adverse effect on the secondary market for the Trust's Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Trust's Dividend Reinvestment Plan and the discount to the market price at which such Common Shares may be issued may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the Dividend Reinvestment Plan at any time when Common Shares are trading at a lower price than the Trust's NAV per Common Share. When the Trust's Common Shares are trading at a premium, the Trust may also issue Common Shares that may be sold through private transactions effected on the Exchange or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.


                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

     General oversight of the duties performed by the Adviser and the Sub-Adviser is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an "interested person" (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the Trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the SAI.

INVESTMENT ADVISER

     First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment adviser to the Trust and is responsible for selecting and supervising the Sub-Adviser. First Trust Advisors L.P. serves as investment adviser or portfolio supervisor to investment portfolios with approximately $18 billion in assets which it managed or supervised as of December 31, 2008.

     First Trust Advisors L.P. is also responsible for the ongoing monitoring of the Trust's investment portfolio, managing the Trust's business affairs and providing certain clerical, bookkeeping and other administrative services.


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


     First Trust Advisors L.P. is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). First Trust Advisors L.P. is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker-dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors L.P. is controlled by Grace Partners and The Charger Corporation.

     For additional information concerning First Trust Advisors L.P., including a description of the services provided, see the SAI under "Investment Adviser."

SUB-ADVISER

     Mariner Municipal Managers LLC will serve as the Trust's sub-adviser. Mariner Municipal Managers LLC, a Delaware limited liability company, is a registered investment adviser founded in 2007. Mariner Municipal Managers LLC entered into a joint venture relationship with Mariner Investment Group, LLC ("MIG") in November 2007. As part of that relationship, MIG provides Mariner Municipal Managers LLC with certain infrastructure and support services. Mariner Municipal Managers LLC provides discretionary portfolio management services to high net worth individuals and institutional clients, including insurance companies and hedge funds on behalf of itself and MIG. Mariner Municipal Managers LLC had approximately $197 million in assets under management as of December 31, 2008. Mariner Municipal Managers LLC is headquartered at 125 Village Boulevard, Princeton, New Jersey 08540.

     The following persons have primary responsibility for the day-to-day management of the Trust's portfolio.

     ROBERT DIMELLA, CFA
     Mr. DiMella is a portfolio manager for Mariner Municipal Managers LLC. He has been a municipal portfolio manager on Wall Street since 1992, with a broad range of trading and portfolio management experience in the municipal markets. Mr. DiMella was a Managing Director and Co-Head of BlackRock Inc.'s ("BlackRock") Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock's merger with Merrill Lynch Investment Managers (MLIM), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. He was employed by Merrill Lynch from 1992-2006. Mr. DiMella earned his Master's degree at Rutgers University Business School and is a undergraduate of the University of Connecticut. He is a Chartered Financial Analyst.

     JOHN LOFFREDO, CFA
     Mr. Loffredo is a portfolio manager for Mariner Municipal Managers LLC. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experiences in the municipal markets. Mr. Loffredo was a Managing Director and Co-Head of BlackRock's Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock's merger with Merrill Lynch Investment Managers (MLIM), he served as Chief Investment Officer of the Municipal Products Group. He was employed by Merrill Lynch from 1900-2006. Prior to Merrill Lynch, Mr. Loffredo worked for the City of Boston Treasury Department. Mr. Loffredo graduated with a MBA and Certificate of Public Management from Boston University and cum laude from Utah State University where he was a Harry S. Truman Scholar. He is a Chartered Financial Analyst.

     For additional information concerning Mariner Municipal Managers LLC, including a description of the services provided and additional information about the Trust's portfolio managers, including portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Trust shares, see "Sub-Adviser" in the SAI.

INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to an investment management agreement between the Adviser and the Trust, the Trust has agreed to pay a fee for the services and facilities
provided by the Adviser at the annual rate of   % of Managed Assets.

     For purposes of calculation of the management fee, the Trust's "Managed Assets" means the average daily gross asset value of the Trust (which includes assets financed through the creation of tender option bond trusts, assets attributable to the Trust's Preferred Shares, if any, and the principal amount of borrowings), minus the sum of the Trust's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than Trust liabilities representing financial leverage and the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability.


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


     In addition to the management fee, the Trust pays all other costs and expenses of its operations including the compensation of its Trustees (other than those affiliated with the Adviser), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, Leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

     The Sub-Adviser receives a portfolio management fee at the annual rate of % of Managed Assets, which is paid by the Adviser out of the Adviser's management fee.

     The Adviser has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Trust (other than sales load, but including the partial reimbursement of certain underwriter expenses) that exceed .20% (or $.04 per Common Share) of the Trust's offering price. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Trust that exceed .20% (or $.04 per Common Share) of the Trust's offering price. The Sub-Adviser has also agreed to reimburse the Adviser for
one-half of the structuring fee payable by the Adviser to       as described in
"Underwriting--Additional Compensation and Other Relationships."


                                 NET ASSET VALUE

     The NAV of the Common Shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. The NAV will be
determined as of the close of regular trading on the    Exchange (normally 4:00
p.m. New York City time) on each day the      Exchange is open for trading.
Municipal securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Trust calculates NAV per Common Share by subtracting the Trust's liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding Preferred Shares from the Trust's Managed Assets (the value of the securities and other investments the Trust holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

     The assets in the Trust's portfolio will be valued daily in accordance with valuation procedures adopted by the Board of Trustees. The Sub-Adviser anticipates that a majority of the Trust's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available (which is usually the case for municipal securities), a pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Trust values its assets, would call into doubt whether the market quotations represent fair value, the Trust may use a fair value method in good faith to value the Trust's securities and investments. The use of fair value pricing by the Trust will be governed by valuation procedures established by the Trust's Board of Trustees, and in accordance with the provisions of the 1940 Act.

     Fair Value. When applicable, fair value of securities of an issuer is determined by the Board of Trustees or a committee of the Board of Trustees or a designee of the Board of Trustees. In fair valuing the Trust's investments, consideration is given to several factors, which may include, among others, yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Exchange-listed securities generally are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices.

     Other Securities. Securities for which the primary market is a national securities exchange are valued at the last reported sale price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded in the over-the-counter market are valued at their closing bid prices. Valuation of short-term cash equivalent investments will be at amortized cost.


                                  DISTRIBUTIONS

     The Trust's present distribution policy, which may be changed at any time by the Trust's Board of Trustees, is to distribute monthly all or a portion of its net investment income to Common Shareholders (after the payment of interest and/or dividends in connection with Leverage, if any). It is expected that the initial monthly dividend on the Trust's Common Shares will be paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. The Trust expects to distribute any net long-term capital gains or other taxable income to Common Shareholders at least annually.


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


     The Trust currently intends to retain, until the final liquidating distribution, a portion of its net investment income, but continue to maintain its status as a regulated investment company for federal income tax purposes. For federal income tax purposes, the Trust will be required to distribute substantially all of its net investment income for each tax year. The Trust expects that all or a portion of net capital gain, if any, will be distributed at least annually. Because the Trust must bear certain expenses incurred in connection with the offering of the Trust's Common Shares, NAV will be less than $20.00 per Common Share immediately after the offering. The Trust will attempt to retain over time sufficient net investment income to cause the Trust's NAV on
or about [       ] to be $20.00 per Common Share. NAV will fluctuate over time, but if the Trust does not incur any capital losses that are not offset, for federal income tax purposes, by capital gains, the Sub- Adviser anticipates that through the retention of net investment income, the Trust's NAV will be at least
$20.00 per share on or about [    ]. See "The Trust's Investments--Investment
Objective and Policies."

     Various factors will affect the level of the Trust's income, including the asset mix, the average maturity of the Trust's portfolio, the amount of Leverage, if any, utilized by the Trust and the Trust's use of hedging. To permit the Trust to maintain a more stable monthly distribution, the Trust may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular monthly period may be more or less than the amount of income actually earned by the Trust during that period. Undistributed tax-exempt interest income will add to the Trust's NAV and, correspondingly, distributions from undistributed tax-exempt interest income will decrease the Trust's NAV. The Trust's income and distributions are expected to decline over the term of the Trust as the dollar weighted average maturity of the Trust's portfolio securities shorten. The Trust expects that the final liquidating distribution
will be made on or about [    ]. Common Shareholders will automatically have all
dividends and distributions reinvested in Common Shares issued by the Trust or purchased in the open market in accordance with the Trust's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."


                           DIVIDEND REINVESTMENT PLAN

     If your Common Shares are registered directly with the Trust or if you hold your Common Shares with a brokerage firm that participates in the Trust's Dividend Reinvestment Plan (the "Plan"), unless you elect to receive cash distributions, all dividends, including any capital gain dividends, on your
Common Shares will be automatically reinvested by           (the "Plan Agent"),
in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed
directly to you by         , as dividend paying agent.

     You are automatically enrolled in the Plan when you become a shareholder of the Trust. Whenever the Trust declares a dividend or other distribution payable in cash, participants in the Plan will receive the equivalent in Common Shares. The Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

     You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, in accordance with such reasonable requirements as the Plan Agent and Trust may agree upon. You may also access
your account online at http://www.    .com using your ten digit participant
account number. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds minus a $[15.00] transaction fee and any related brokerage commissions incurred by the Plan Agent in selling your shares.

     The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Trust. Any proxy you receive will include all Common Shares you have received under the Plan.

     All participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

     Automatically reinvesting dividends and distributions will not affect a Common Shareholder's tax liability on those dividends and distributions. See "Federal Tax Matters."


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


     If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

     Neither the Trust nor the Plan Agent shall be liable with respect to the Plan for any act done in good faith or for any good faith omission to act, including, without limitation, any claim of liability: (i) arising out of failure to terminate any participant's account upon such participant's death prior to receipt of notice in writing of such death; and (ii) with respect to the prices at which Common Shares are purchased and sold for the participant's account and the times such purchases and sales are made.

     The Trust reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, you will pay a $[15.00] transaction fee and related brokerage charges if you direct the Plan Agent to sell your Common Shares held in your participant account. The Trust reserves the right to amend the Plan to include a direct service charge payable by the
participants. Additional information about the Plan may be obtained from      ,
                                  ,                                 .


                              DESCRIPTION OF SHARES

COMMON SHARES

     The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $.01 per share and subject to the rights of the holders of Preferred Shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," nonassessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Board of Trustees in their sole discretion) or rights to cumulative voting.

     The Trust intends to apply to list the Common Shares on the      Exchange.
The trading or "ticker" symbol of the Common Shares is expected to be "   ." The
Trust intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     The NAV of the Common Shares will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Trust. The Adviser has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Trust (other than sales load, but including a partial reimbursement of certain underwriter expenses) that exceed .20% (or $.04 per Common Share) of the Trust's offering price. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Trust that exceed .20% (or $.04 per Common Share) of the Trust's offering price. See "Use of Proceeds."

     Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Trust have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Trust, the Trust cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Trust as a vehicle for trading purposes.

PREFERRED SHARES

     The Declaration of Trust provides that the Trust's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

     The Trust may elect to issue Preferred Shares as part of its leverage strategy. The Trust no current intention to utilize Leverage, which may include Preferred Shares. The Board of Trustees also reserves the right to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding Leverage consisting of debt to 50% of the value of the Trust's Managed Assets less liabilities and indebtedness of the Trust (other than Leverage consisting of debt). We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares will be


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


structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.

      Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Trust at any time two years of accrued dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the Preferred Shares; and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust and By-Laws." As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Declaration of Trust, holders of Preferred Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

     Redemption, Purchase and Sale of Preferred Shares by the Trust. The terms of any Preferred Shares issued are expected to provide that: (i) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Trust may tender for or purchase Preferred Shares; and (iii) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust will reduce the Leverage applicable to the Common Shares, while any resale of shares by the Trust will increase that Leverage.

     The discussion above describes the possible offering of Preferred Shares by the Trust. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust's Declaration of Trust. The Board of Trustees, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.


           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

     Under Massachusetts law, shareholders, in certain circumstances, could be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Trust and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Trust or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder held personally liable for the obligations of the Trust. In addition, the Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations. The Trust believes that the likelihood of such circumstances is remote.

     The Declaration of Trust requires a Common Shareholder vote only on those matters where the 1940 Act or the Trust's listing with an exchange require a Common Shareholder vote, but otherwise permits the Board of Trustees to take action without seeking the consent of Common Shareholders. For example, the Declaration of Trust gives the Board of Trustees broad authority to approve reorganizations between the Trust and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets without Common Shareholder approval if the 1940 Act would not require such approval. The Declaration of Trust further provides that the Board of Trustees may amend the Declaration of Trust in any respect without Common Shareholder approval. The

Declaration of Trust, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration of Trust to persons who are or have been shareholders, trustees, officers or employees of the Trust or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment.

     The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or to convert the Trust to open-end status.

     The number of trustees is currently five, but by action of two-thirds of the trustees, the Board of Trustees may from time to time be increased or decreased. The Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Trust issues Preferred Shares, the Trust may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office. Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the Common Shares and Preferred Shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize: (1) a conversion of the Trust from a closed-end to an open-end investment company; (2) a merger or consolidation of the Trust with any corporation, association, trust or other organization, including a series or class of such other organization (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration of Trust); (3) a sale, lease or exchange of all or substantially all of the Trust's assets (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration); (4) in certain circumstances, a termination of the Trust; (5) a removal of trustees by shareholders; or (6) certain transactions in which a Principal Shareholder (as defined in the Declaration of Trust) is a party to the transaction. However, with respect to
(1) above, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects Preferred Shares, if any, then an affirmative vote of two-thirds of the Preferred Shares voting together as a separate class is required as well. With respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Trust's shares otherwise required by law or any agreement between the Trust and any national securities exchange. See the SAI under "Certain Provisions in the Declaration of Trust and By-Laws."

     The provisions of the Declaration of Trust described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Trust to negotiate with its management regarding the price to be paid and facilitating the continuity of the Trust's investment objective and policies. The Board of Trustees of the Trust has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Trust.

     The Declaration of Trust also provides that prior to bringing a derivative action, a demand must first be made on the Board of Trustees by three unrelated shareholders that hold shares representing at least 5% of the voting power of the Trust or affected class. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Board of Trustees has a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Trust, the Board of Trustees is required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Board of Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Trust in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Trust's costs, including attorney's fees. The Declaration of Trust also includes a forum selection clause requiring that any shareholder litigation be brought in certain courts in Illinois and further provides that any shareholder bringing an action against the Trust waive the right to trial by jury to the fullest extent permitted by law.

     Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

                STRUCTURE OF THE TRUST; COMMON SHARE REPURCHASES
                         AND CONVERSION TO OPEN-END FUND

CLOSED-END STRUCTURE

     Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

     However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors, among others, may result in the market price of the Common Shares being greater than, less than or equal to NAV. The Board of Trustees has reviewed the structure of the Trust in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Trust's shares with respect to its NAV, and the Board of Trustees may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at NAV or the possible conversion of the Trust to an open-end fund. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Trust that the closed-end structure is desirable, given the Trust's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Trust to an open-end investment company.

REPURCHASE OF COMMON SHARES AND TENDER OFFERS

     Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of Common Shareholders, the Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board of Trustees will decided to engage in any of these actions. After any consideration of potential actions to seek to reduce any significant market discount, the Board of Trustees may, subject to its fiduciary obligations and compliance with applicable state and federal laws and the requirements of the principal stock exchange on which the Common Shares are listed, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Trust will in fact effect repurchases of or tender offers for any of its Common Shares. The Trust may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Trust's expenses and reduce the Trust's net income.

     There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the Trust's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and NAV that might otherwise exist. In the opinion of the Trust, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of NAV for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

     Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Trust will decrease the Managed Assets of the Trust and therefore will have the effect of increasing the Trust's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Because of the nature of the Trust's investment objective, policies and portfolio, the Adviser and the Sub-Adviser do not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Trust to manage its investments in order to seek its investment objective, and do not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

CONVERSION TO OPEN-END FUND

     The Trust may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Trust's shares outstanding and entitled to vote, provided that, unless otherwise required by law, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required; provided, however, that such votes shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Board of Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Trust and any national securities exchange. In the event of conversion, the Common Shares would cease to be listed on the Exchange or other national securities exchange. Any Preferred Shares or borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Trust's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Trust to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Trust would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.


                               FEDERAL TAX MATTERS

     This section summarizes some of the main federal income tax consequences of owning Common Shares of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

     This federal income tax summary is based in part on the advice of counsel to the Trust. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

     As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

     Trust Status. The Trust intends to elect and to qualify annually as a "regulated investment company" under the federal tax laws. To qualify, the Trust must, among other things, satisfy certain requirements relating to the source and nature of its income and the diversification of its assets. If the Trust qualifies as a regulated investment company and distributes all of its income, the Trust generally will not pay federal income or excise taxes.

     Distributions. Trust distributions will constitute dividends to the extent of the Trust's current and accumulated earnings and profits. After the end of each year, you will receive a tax statement that separates your Trust's distributions into three categories, exempt-interest dividends, ordinary income distributions and capital gains dividends. Exempt-interest dividends are generally excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. To the extent that the Trust makes distributions in excess of its current and accumulated earnings and profits, such distributions will represent a return of capital for tax purposes to the extent of your tax basis in the shares and thus will generally not be taxable to you and will thereafter constitute a capital gain. The tax status of your distributions from the Trust is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

     Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Trust because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to dividends received by the Trust from certain domestic corporations may be designated by the Trust as being eligible for the dividends received deduction but this amount is not expected to be significant.

     If You Sell Shares. If you sell your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares, such as to account for any distributions which are a return of capital as discussed above. Any loss realized upon a taxable disposition of the shares may be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the original shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired. In addition, the ability to deduct capital losses may otherwise be limited. Further, if you hold your shares for six months or less, any loss incurred by you related to the disposition of such a share will be disallowed to the extent of the exempt-interest dividends you received.

     Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for capital gains is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets); however, the 20% rate will be reduced to 18% and the 10% rate will be reduced to 8% for net capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

     Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Trust and sell your share at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

     Deductibility of Expenses. Expenses incurred and deducted by your Trust will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Trust expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Further, because the Trust pays exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your shares.

     Backup Withholding. The Trust may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Trust with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Trust or a shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders under federal tax laws are generally exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or credit against the shareholder's federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

     Alternative Minimum Tax. As with any investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Trust and all or a portion of exempt-interest dividends from the Trust), depending on their individual circumstances and on the municipal securities held by the Trust.

     Further Information. The SAI summarizes further federal income tax considerations that may apply to the Trust and its shareholders and may qualify the considerations discussed herein.

                                  UNDERWRITING

     Subject to the terms and conditions stated in a purchase agreement dated , 2009, each Underwriter named below, for which is acting as representative, has severally agreed to purchase, and the Trust has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

                                                                 NUMBER OF
      UNDERWRITER                                              COMMON SHARES
      -----------                                              -------------


       ......................................................
      .......................................................
      .......................................................
      .......................................................
      .......................................................
      .......................................................
      .......................................................
      .......................................................
      .......................................................
      .......................................................
      .......................................................
      .......................................................
      .......................................................
      .......................................................
                                                               ---------------
      Total .................................................
                                                               ===============


     The purchase agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The Underwriters are obligated, severally and not jointly, to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Trust, the Adviser and the Sub-Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make for any of those liabilities.

COMMISSIONS AND DISCOUNTS

     The Underwriters have advised us that they propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of
$   per Common Share. The sales load the Trust will pay of $.90 per Common Share is equal to 4.5% of the initial offering price. The Underwriters may allow, and
the dealers may reallow, a discount not in excess of $    per Common Share on
sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

     The following table shows the public offering price, estimated offering expenses, sales load and proceeds to the Trust. The information assumes either no exercise or full exercise by the Underwriters of their overallotment option.

                                                  PER SHARE      WITHOUT OPTION      WITH OPTION
                                                  ---------      --------------      -----------
   Public offering price.......................    $20.00              $                  $
   Sales load..................................      $.90              $                  $
   Estimated offering expenses.................      $.04              $                  $
   Proceeds, after expenses, to the Trust......    $19.06              $                  $


     The Trust will pay its Common Share offering costs up to and including $.04
per Common Share. The Trust has agreed to pay the Underwriters $    per Common
Share as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Trust as this partial reimbursement to the
Underwriters will not exceed   % of the total price to the public of the Common
Shares sold in this offering. The Trust has also agreed to pay certain fees to
counsel to the Underwriters in an amount up to $      , which will not exceed
    % of the total price to the public of the Common Shares sold in this offering. The Adviser has agreed to pay: (i) all organizational costs; and (ii) all offering costs of the Trust (other than sales load, but including the partial reimbursement of certain Underwriter expenses described above) that exceed .20% (or $.04 per Common Share) of the Trust's offering price. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Trust that exceed .20% (or $.04 per Common Share) of the Trust's offering price.

OVERALLOTMENT OPTION

     The Trust has granted the Underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional Common Shares proportionate to that Underwriter's initial amount reflected in the above table, and we will be obligated, pursuant to that option, to sell these Common Shares to the Underwriters.

PRICE STABILIZATION, SHORT POSITIONS AND PENALTY BIDS

     Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit Underwriters and selling group members from bidding for and purchasing the Common Shares. However, the representative may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

     In connection with the offering, the Underwriters may purchase and sell our Common Shares in the open market. These transactions may include short sales, purchases on the open market to cover positions created by short sales and stabilizing transactions. Short sales involve the sale by the Underwriters of a greater number of shares than it is required to purchase in the offering. "Covered" short sales are sales made in an amount not greater than the Underwriters' option to purchase additional shares in the offering. The Underwriters may close out any covered short position by either exercising its overallotment option or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the Underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the overallotment option. "Naked" short sales are sales in excess of the overallotment option. The Underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of our Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of Common Shares made by the Underwriters in the open market prior to the completion of the offering.

     The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize the price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

     Neither the Trust nor any of the Underwriters makes any representations or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Trust nor any of the Underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

     The Trust has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the Underwriters, except for the sale of the Common Shares to the Underwriters pursuant to the purchase agreement and certain transactions relating to the Trust's Dividend Reinvestment Plan.

     The Trust anticipates that the Underwriters may from time to time act as brokers or, after they have ceased to be Underwriters, dealers in executing the Trust's portfolio transactions. The Underwriters are active Underwriters of, and dealers in, securities and act as market-makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.

     Common Shares will be sold so as to ensure that the         Exchange
distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

ADDITIONAL COMPENSATION AND OTHER RELATIONSHIPS

     The Adviser (and not the Trust) has agreed to pay from its own assets
additional compensation to      . This additional compensation will be payable
quarterly at the annual rate of    % of the Trust's Managed Assets during the
continuance of the investment management agreement between the Adviser and the
Trust.       has agreed to provide, as requested by the Adviser, specified after-market support services designed to maintain the visibility of the Trust on an ongoing basis; relevant information, studies or reports regarding the Trust and the closed-end investment company industry; and consultation regarding market discounts of the Trust. The total amount of these additional compensation
payments to         , which are considered underwriting compensation, will not
exceed    % of the total price to the public of the Common Shares sold in this offering.

     The Adviser (and not the Trust) has agreed to pay from its own assets to
           a structuring fee in the amount of $      , which is equal to    %
of the Trust's Managed Assets attributable to Common Shares sold by           in
this offering, for advice relating to the structure, design and organization of the Trust as well as services related to the sale and distribution of the
Trust's Common Shares. The amount of the structuring fee paid to     , which is
considered underwriting compensation, will not exceed   % of the total price to
the public of the Common Shares sold in this offering.

     The total amount of the additional compensation payments to and described
above, plus the amounts paid by the Trust as the $    per Common Share partial
reimbursement to the Underwriters and the payment of certain fees to counsel to the Underwriters will not exceed 4.5% (or $.90 per Common Share) of the total price to the public of the Common Shares sold in this offering. The sum total of all compensation to or reimbursement of Underwriters in connection with this public offering of Common Shares, including sales load and all forms of
additional compensation to Underwriters, will be limited to    % (or $    per
Common Share) of the total price to the public of the Common Shares sold in this offering.

ELECTRONIC DISTRIBUTION

     This prospectus in electronic format may be made available on the Internet sites or through other online services maintained by the Underwriters or their affiliates. In those cases, prospective investors may view offering terms online and prospective investors may be allowed to place orders online. The Underwriters may allocate a specific number of Common Shares for sale to online brokerage account holders. Any such allocation for online distributions will be made by the representative on the same basis as other allocations.

     Other than this prospectus in electronic format, the information on the Underwriters' web sites and any information contained in any other web site maintained by the Underwriters are not part of this prospectus or the registration statement of which this prospectus forms a part and have not been approved and/or endorsed by us and should not be relied upon by prospective investors.

     The address of                             is                            ,
                     ,                             .


          CUSTODIAN, ADMINISTRATOR, TRUST ACCOUNTANT AND TRANSFER AGENT

     The custodian of the assets of the Trust is                              ,
                            . The Trust's transfer and dividend paying agent is
                                 ,                                           .
Pursuant to an administration and accounting services agreement,              ,
               , provides certain administrative and accounting services to the Trust, including maintaining the Trust's books of account, records of the Trust's securities transactions, and certain other books and records; acting as liaison with the Trust's independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Trust; and providing other continuous accounting and administrative services. As compensation for the above-mentioned custodian services, the Trust
has agreed to pay                        an annual fee, calculated daily and
payable on a monthly basis, of $       of the Trust's Managed Assets plus
various per transaction charges, has agreed to pay
$    per month plus additional out-of-pocket expenses for providing transfer agency and registrar services and has agreed to pay an annual fee, calculated
daily and payable on a monthly basis, of $    for providing various Trust
administration, accounting and regulatory services, subject to decrease with respect to additional funds advised by the Adviser for which provides
administration and accounting services and   % of the Trust's net assets,
subject to decrease with respect to additional Trust net assets.


                                 LEGAL OPINIONS

     Certain legal matters in connection with the Common Shares will be passed upon for the Trust by Chapman and Cutler LLP, Chicago, Illinois, and for the
Underwriters by       ,      ,        . Chapman and Cutler LLP and may rely as
to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                          PAGE

Use of Proceeds..........................................................  1
Investment Objective.....................................................  1
Investment Restrictions..................................................  2
Portfolio Composition....................................................  4
Additional Information About the Trust's Investments and
   Investment Risks......................................................  6
Other Investment Policies and Techniques................................. 13
Management of the Trust.................................................. 21
Investment Adviser....................................................... 27
Proxy Voting Policies and Procedures..................................... 29
Sub-Adviser.............................................................. 29
Portfolio Transactions and Brokerage..................................... 33
Description of Shares.................................................... 35
Certain Provisions in the Declaration of Trust and By-Laws............... 37
Repurchase of Trust Shares; Conversion to Open-End Fund.................. 40
Federal Income Tax Matters............................................... 42
Performance Related and Comparative Information.......................... 50
Independent Registered Public Accounting Firm............................ 52
Administrator, Custodian, Trust Accountant and Transfer Agent............ 52
Additional Information................................................... 52
Report of Independent Registered Public Accounting Firm.................. 54
Statement of Assets and Liabilities...................................... 55
Appendix A--Description of Ratings....................................... A-1
Appendix B--Taxable Equivalent Yield Table............................... B-1
Appendix C--Mariner Municipal Managers LLC Proxy Voting Guidelines....... C-1

================================================================================
     Until     , 2009 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.


                                            SHARES

                     FIRST TRUST MUNICIPAL TARGET TERM TRUST

                                  COMMON SHARES
                                $20.00 PER SHARE



                                   ----------
                                   PROSPECTUS
                                   ----------












                                                   , 2009
================================================================================


                                   Back Cover

The information in this Statement of Additional Information is not complete and may be changed. We may not sell securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



              SUBJECT TO COMPLETION, DATED __________, 2009

                 FIRST TRUST MUNICIPAL TARGET TERM TRUST
                   STATEMENT OF ADDITIONAL INFORMATION

         First Trust Municipal Target Term Trust (the "Trust") is a newly organized, diversified, closed-end management investment company.

         This Statement of Additional Information relating to the common shares of beneficial interest of the Trust (the "Common Shares") is not a prospectus, but should be read in conjunction with the Trust's Prospectus dated ___________, 2009 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Trust's Prospectus may be obtained without charge by calling (800) 988-5891. You also may obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

   This Statement of Additional Information is dated ___________, 2009.

                            TABLE OF CONTENTS

                                                                           Page

USE OF PROCEEDS.............................................................1
INVESTMENT OBJECTIVE........................................................1
INVESTMENT RESTRICTIONS.....................................................2
INVESTMENT POLICIES AND TECHNIQUES..........................................4
ADDITIONAL INFORMATION ABOUT THE TRUST'S INVESTMENTS AND INVESTMENT RISKS...6
OTHER INVESTMENT POLICIES AND TECHNIQUES...................................13
MANAGEMENT OF THE TRUST....................................................21
INVESTMENT ADVISER.........................................................27
PROXY VOTING POLICIES AND PROCEDURES.......................................29
SUB-ADVISER................................................................29
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................33
DESCRIPTION OF SHARES......................................................35
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS.................37
REPURCHASE OF TRUST SHARES; CONVERSION TO OPEN-END FUND....................40
FEDERAL INCOME TAX MATTERS.................................................42
PERFORMANCE RELATED AND COMPARATIVE INFORMATION............................50
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................52
ADMINISTRATOR, CUSTODIAN, TRUST ACCOUNTANT AND TRANSFER AGENT..............52
ADDITIONAL INFORMATION.....................................................52
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................54
STATEMENT OF ASSETS AND LIABILITIES........................................55


APPENDIX A -- DESCRIPTION OF RATINGS......................................A-1
APPENDIX B -- TAXABLE EQUIVALENT YIELD TABLE..............................B-1
APPENDIX B -- MARINER MUNICIPAL MANAGERS LLC PROXY VOTING GUIDELINES......C-1

                             USE OF PROCEEDS

         The net proceeds of the offering of Common Shares of the Trust will be approximately $___________ ($___________ if the Underwriters exercise the overallotment option in full) after payment of the estimated organizational expenses and offering costs. The Trust expects it will be able to invest substantially all of the net proceeds of the offering in securities and other instruments that meet the investment objective and policies within one month after completion of the offering. Pending such investment, it is anticipated that the net proceeds will be invested in cash or cash equivalents with remaining maturities of less than one year.

         First Trust Advisors L.P. ("First Trust Advisors" or "Adviser") has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Trust (other than sales load, but including a partial reimbursement of underwriter expenses) that exceed $0.04 per Common Share. Mariner Municipal Managers LLC ("MMM" or "Sub-Adviser") has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Trust that exceed $.04 per Common Share.


                           INVESTMENT OBJECTIVE

         Investment Objective. The Trust's objective is to provide current income exempt from regular federal income tax. There can be no assurance that the Trust's investment objective will be achieved.

         The Trust will seek to achieve its objective by investing in a diversified portfolio of tax-exempt municipal bonds that, in the opinion of the Sub-Adviser, are undervalued. Undervalued municipal bonds are bonds that, in the Sub-Adviser's opinion, are worth more than the value assigned to them in the marketplace. Under normal market conditions, the Trust will invest 100% of its Managed Assets in investment grade municipal securities at the time of purchase. After the initial invest-up period, the Trust intends to actively manage the dollar weighted average effective maturity of the bonds in its portfolio which are expected to have a dollar weighted average effective maturity at the time of purchase approximately equal to the Trust's maturity date. As a result, over time the dollar weighted average effective maturity of the Trust's portfolio is expected to shorten in relation to the remaining term of the Trust.

         Percentage limitations described in this Statement of Additional Information are as of the time of investment by the Trust and may be exceeded on a going-forward basis as a result of market value fluctuations of the Trust's portfolio and other events.

         The Common Shares may trade at a discount or premium to net asset value ("NAV"). An investment in the Trust may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Trust will achieve its investment objective. For further discussion of the Trust's portfolio composition and associated special risk considerations, see "The Trust's Investments" and "Risks" in the Prospectus.

                         INVESTMENT RESTRICTIONS

         The Trust's investment objective and certain investment policies of the Trust are described in the Prospectus. The Trust, as a fundamental policy, may not:

                    1. With respect to 75% of its total assets, purchase any securities if, as a result, more than 5% of the Trust's total assets would then be invested in securities of any single issuer or if, as a result, the Trust would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;

                    2. Purchase any security if, as a result of the purchase, 25% or more of the Trust's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental issuers or obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities;

                    3. Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;

                    4. Issue senior securities, as defined in the 1940 Act, other than: (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 3 above; or (iv) pursuant to a Securities and Exchange Commission exemptive order;

                    5. Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objective, policies and limitations;

                    6. Act as underwriter of another issuer's securities, except to the extent that the Trust may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act") in connection with the purchase and sale of portfolio securities;

                    7. Purchase or sell real estate, but this shall not prevent the Trust from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Trust may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Trust's ownership of such securities; and

                    8. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Trust from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

         For the purpose of applying the limitation set forth in subparagraph (1) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principals set forth above. The foregoing restrictions do not limit the percentage of the Trust's assets that may be invested in municipal bonds insured by any given insurer.

         Except as noted above, the foregoing fundamental investment policies, together with the investment objective of the Trust, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Trust, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a "majority of the outstanding voting securities" means the vote of: (A) 67% or more of the Trust's shares present at a meeting, if the holders of more than 50% of the Trust's shares are present or represented by proxy; or (B) more than 50% of the Trust's shares, whichever is less.

         In addition to the foregoing investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Trust may not:

                    1. Sell securities short, unless the Trust owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short; or

                    2. Purchase securities of listed companies for the purpose of exercising control.

         The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.


                    INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Trust's investment objective, policies and techniques that are described in the Trust's Prospectus.

PORTFOLIO COMPOSITION

         Derivatives. The Trust may, but is not required to, use various derivatives described below to (i) reduce interest rate risk arising from any use of financial leverage, (ii) facilitate portfolio management,
(iii) mitigate risks, including interest rate and credit risks, and/or
(iv) earn income. Such derivatives are generally accepted under modern portfolio management practices and are regularly used by closed-end management investment companies and other institutional investors. Although the Sub-Adviser seeks to use the practices to further the Trust's investment objective, no assurance can be given that these practices will achieve this result. The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, credit default swaps, swap options, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Trust may enter into various interest rate transactions such as swaps, caps, floors or collars, or enter into credit transactions, total rate of return swap transactions, credit default swaps and other credit derivative instruments. The Trust may also purchase derivative instruments that combine features of several of these instruments. The Trust generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use derivatives for non-hedging purposes to enhance potential gain.

         Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offering of Common Shares are being invested, the issuance of Preferred Shares, commercial paper or notes and/or borrowings are being invested, or during periods in which the Adviser or the Sub-Adviser determines that it is temporarily unable to follow the Trust's investment strategy or that it is impractical to do so, the Trust may temporarily deviate from its investment strategy and invest all or any portion of its Managed Assets in cash and cash equivalents with remaining maturities of less than one year and high-quality, short-term tax-exempt money market securities or in high-quality municipal bonds with relatively low volatility (such as pre-funded and intermediate-term bonds), to the extent such securities are available. The Adviser's or the Sub-Adviser's determination that it is temporarily unable to follow the Trust's investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust's investment strategy is extremely limited or absent. In such a case, the Common Shares may be adversely affected and the Trust may not pursue or achieve its investment objective.

         The cash and cash equivalents are defined to include, without limitation, the following:

                   (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                   (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Trust may not be fully insured.

                   (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. Pursuant to the Trust's policies and procedures, the Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. The Sub-Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                   (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. The Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a nationally recognized statistical rating organization and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

                   (5) The Trust may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

                   (6) The Trust may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

                   (7) The Trust may invest in shares of money market funds in accordance with the provisions of the 1940 Act.


 ADDITIONAL INFORMATION ABOUT THE TRUST'S INVESTMENTS AND INVESTMENT RISKS

DERIVATIVES RISK

         The Trust may use various other investment management techniques that also involve certain risks and special considerations, including utilizing derivative instruments to generate income or for hedging and risk management purposes. Derivative instruments the Trust may use include interest rate options, futures, swaps, caps, floors, collars and other derivative transactions. These strategic transactions will be entered into to generate income or to seek to manage the risks of the Trust's portfolio securities, but may have the effect of limiting the gains from favorable market movements.

         A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Trust expects to enter into these transactions primarily to seek to generate income or to preserve a return on a particular investment or portion of its portfolio, and also may enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Trust owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Trust's portfolio. The Trust also may engage in hedging transactions to seek to protect the value of its portfolio against declines in NAV resulting from changes in interest rates, currencies or other market changes. Market conditions will determine whether and in what circumstances the Trust would employ any of the hedging and risk management techniques described below. The successful utilization derivative transactions requires skills different from those needed in the selection of the Trust's portfolio securities. The Trust will incur brokerage and other costs in connection with its derivative transactions.

         The Trust may enter into interest rate swaps or total rate of return swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Trust with another party of their respective obligations to pay or receive interest, e.g., an obligation to make floating rate payments for an obligation to make fixed rate payments.

         The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling the interest rate floor.

         In circumstances in which the Sub-Adviser anticipates that interest rates will decline, the Trust might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Trust would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Trust purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Trust's counterparty would pay the Trust amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Trust would receive in respect of floating rate portfolio assets being hedged.

         The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Sub-Adviser's ability to predict correctly the direction and extent of movements in interest rates.

         Although the Trust believes that use of the derivative transactions described above will benefit the Trust, if the Sub-Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Trust's overall performance would be worse than if it had not entered into any such transactions.

         Because these derivative transactions designed to mitigate risk are entered into for good-faith risk management purposes, the Sub-Adviser and the Trust believe these hedging transactions do not constitute senior securities. The Trust usually will enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash, cash equivalents or liquid securities having an aggregate market value at least equal to the accrued excess will be segregated on the Trust's records. If the Trust enters into a swap on other than a net basis, the Trust intends to segregate assets on the Trust's records in the full amount of the Trust's obligations under each swap. Accordingly, the Trust does not treat swaps as senior securities. The Trust may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Sub-Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to the transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect the Trust's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Trust will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Sub-Adviser believes are advantageous to the Trust. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Trust will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

         The Trust also may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.

         Credit Default Swap Transactions. The Trust may invest in credit default swap transactions (as measured by the notional amounts of the swaps), including credit linked notes (described below) for hedging and investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Trust may be either the buyer or seller in a credit default swap transaction. If the Trust is a buyer and no event of default occurs, the Trust will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Trust (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference asset. As a seller, the Trust receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Trust currently intends to segregate assets on the Trust's records in the form of cash, cash equivalents or liquid securities in an amount equal to the full notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated on the Trust's records, the use of credit default swap transactions could then be considered leverage. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Trust had invested in the reference obligation directly.

         The Trust also may purchase credit default swap contracts in order to hedge against the risk of default of debt securities it holds, in which case the Trust would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Trust in the event of a default.

         Risks and Special Considerations Concerning Derivatives. In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

                   (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Trust to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Sub-Adviser's ability to predict correctly market movements or changes in the relationships of such instruments to the Trust's portfolio holdings, and there can be no assurance the Sub-Adviser's judgment in this respect will be accurate. Consequently, the use of derivatives for investment or hedging purposes might result in a poorer overall performance for the Trust, whether or not adjusted for risk, than if the Trust had not used derivatives.

                   (2) Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Trust will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Trust. The Trust will enter into transactions in derivative instruments only with counterparties that the Sub-Adviser reasonably believes are capable of performing under the contract.

                   (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Trust's success in using hedging instruments is subject to the Sub-Adviser's ability to correctly predict changes in relationships of such hedge instruments to the Trust's portfolio holdings, and there can be no assurance that the Sub-Adviser's judgment in this respect will be accurate. An imperfect correlation may prevent the Trust from achieving the intended hedge or expose the Trust to a risk of loss.

                   (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The

         Trust might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Trust is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Trust's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Trust sell a portfolio security at a disadvantageous time. The Trust's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Trust.

                   (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

                   (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

ILLIQUID/RESTRICTED SECURITIES

         The Trust may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed by the Trust of within seven days in the ordinary course of business at approximately the amount at which the Trust values the securities). The Trust may also invest in restricted securities. The Sub-Adviser, under the supervision of the Adviser and the Board of Trustees, will determine whether restricted securities are illiquid. As a result, restricted securities may be more difficult to value and the Trust may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Trust, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered in order for the Trust could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Trust would, in either case, bear market risks during that period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and reverse repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Trust might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Trust might also have to register the restricted securities to dispose of them, thereby resulting in additional expense and delay. Adverse market conditions could impede the public offering of securities.

         Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

RESTRICTIVE COVENANTS AND 1940 ACT RESTRICTIONS

         With respect to a leverage borrowing program instituted by the Trust, the credit agreements governing such a program (the "Credit Agreements") will likely include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Trust's ability to: (i) issue Preferred Shares; (ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objective or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Trust documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; (viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its Employee Retirement Income Security Act ("ERISA") affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Code or ERISA. In addition, the Credit Agreements would not permit the Trust's asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time.

         Under the requirements of the 1940 Act, the Trust must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program the Trust implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Trust, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Trust. The Credit Agreements would limit the Trust's ability to pay dividends or make other distributions on the Trust's Common Shares unless the Trust complies with the Credit Agreements' 300% asset coverage test. In addition, the Credit Agreements will not permit the Trust to declare dividends or other distributions or purchase or redeem Common Shares or Preferred Shares: (i) at any time that any event of default under the Credit Agreements has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Trust would not meet the Credit Agreements' 300% asset coverage test set forth in the Credit Agreements.


                 OTHER INVESTMENT POLICIES AND TECHNIQUES

DERIVATIVE STRATEGIES

         General Description of Derivative Strategies. The Trust may use derivatives or other transactions to generate income, to hedge the Trust's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale, to seek to reduce interest rate risks arising from the use of any Leverage by the Trust and to mitigate risks, including interest rate and credit risks. The specific derivative instruments to be used, or other transactions to be entered into, for such investment or hedging purposes may include exchange-listed and over-the-counter put and call options on currencies, securities, fixed-income and interest rate indices, and other financial instruments, financial futures contracts and options thereon (hereinafter referred to as "Futures" or "futures contracts"), interest rate transactions such as swaps, caps, floors or collars, credit transactions, total rate of return swap transactions, credit default swaps or other credit derivative instruments.

         Derivative instruments on securities may be used to hedge against price movements in one or more particular securities positions that the Trust owns or intends to acquire. Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Derivative strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, derivative strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Trust's ability to use derivative instruments may be limited by tax considerations.

         General Limitations on Futures and Options Transactions. The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Trust is not subject to regulation as a commodity pool under the CEA.

         Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

         Asset Coverage for Futures and Options Positions. The Trust will comply with the regulatory requirements of the Securities and Exchange Commission and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. Government securities, high-grade liquid debt securities and/or other liquid assets permitted by the Securities and Exchange Commission and CFTC on the Trust's records in the amount prescribed. Securities segregated on the Trust's records cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

         Options. The Trust may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

         As a holder of a put option, the Trust will have the right to sell the securities underlying the option and as the holder of a call option, the Trust will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Trust may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Trust to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Trust so desires.

         Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Trust in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Trust.

         Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Trust is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

         Futures Contracts. The Trust may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Trust's derivative investments may include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. The Trust will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

         Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Trust must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

         An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Trust will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Trust is not able to enter into an offsetting transaction, the Trust will continue to be required to maintain the margin deposits on the futures contract and the Trust may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Trust can liquidate its position, it may be forced to do so at a price that involves a large loss.

         Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

         There can be no assurance that a liquid market will exist at a time when the Trust seeks to close out a futures contract position. The Trust would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Trust's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

         Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

         As noted above, margin is the amount of funds that must be deposited by the Trust in order to initiate futures trading and to maintain the Trust's open positions in futures contracts. A margin deposit is intended to ensure the Trust's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

         If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Trust. In computing daily NAV, the Trust will mark to market the current value of its open futures contracts. The Trust expects to earn interest income on its margin deposits.

         Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Trust would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

         In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Trust from achieving the intended hedge or expose the Trust to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

         In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances such as where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10%-, 20%- and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances - such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

         A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Trust from liquidating a position in security futures contracts in a timely manner, which could expose the Trust to a loss.

         Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

         Swap Agreements. The Trust may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

         Swap agreements may increase or decrease the overall volatility of the investments of the Trust and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Trust. If a swap agreement calls for payments by the Trust, the Trust must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

         Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Trust may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Trust may not be able to recover the money it expected to receive under the contract.

         A swap agreement can be a form of leverage, which can magnify the Trust's gains or losses. In order to reduce the risk associated with leveraging, the Trust will cover its current obligations under swap agreements according to guidelines established by the Securities and Exchange Commission. If the Trust enters into a swap agreement on a net basis, it will be required to segregate assets on the Trust's records with a daily value at least equal to the excess, if any, of the Trust's accrued obligations under the swap agreement over the accrued amount the Trust is entitled to receive under the agreement. If the Trust enters into a swap agreement on other than a net basis, it will be required to segregate assets on the Trust's records with a value equal to the full amount of the Trust's accrued obligations under the agreement.

         Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Trust will be committed to pay under the swap.

BORROWINGS AND PREFERRED SHARES

         The Trust has no current intention to use traditional forms of closed-end fund leverage, such as the issuance of Preferred Shares, commercial paper and/or borrowings that would constitute senior securities under the 1940 Act. The Trust intends, however, to invest in certain instruments, including inverse floating rate securities issued by tender option bond trusts, that have the economic effect of financial leverage and may borrow for temporary, emergency or other purposes as permitted by the 1940 Act. The Trust has the ability to borrow (by use of commercial paper, notes and/or other borrowings) an amount up to 33-1/3% (or such other percentage as permitted by law) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. Any use of Leverage by the Trust will, however, be consistent with the provisions of the 1940 Act. The Trust also has the ability to issue Preferred Shares in an amount up to 50% of the Trust's Managed Assets (including the proceeds from Leverage). The Trust may borrow from banks and other financial institutions.

         The Leverage would have complete priority upon distribution of assets over Common Shares. The issuance of Leverage would leverage the Common Shares. Although the timing and other terms of the offering of Leverage and the terms of the Leverage would be determined by the Trust's Board of Trustees, the Trust expects to invest the proceeds derived from any Leverage offering in securities consistent with the Trust's investment objective and policies. If Preferred Shares are issued they would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. So long as the Trust's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage, after taking expenses into consideration, the Leverage will cause Common Shareholders to receive a higher rate of income than if the Trust were not leveraged.

         Leverage creates risk for holders of the Common Shares, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the holders of the Common Shares or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of Leverage, the Trust's return will be greater than if Leverage had not been used. Conversely, if the total return derived from securities purchased with proceeds received from the use of Leverage is less than the cost of Leverage, the Trust's return will be less than if Leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Adviser nevertheless may determine to maintain the Trust's leveraged position if it expects that the benefits to the Trust's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Trust anticipates that it will be able to invest the proceeds from Leverage at a higher rate than the costs of Leverage, which would enhance returns to Common Shareholders. The fees paid to the Adviser and Sub-Adviser will be calculated on the basis of the Managed Assets, including proceeds from borrowings for Leverage and the issuance of Preferred Shares. During periods in which the Trust is utilizing Leverage, the investment advisory fee payable to the Adviser (and by the Adviser to the Sub-Adviser) will be higher than if the Trust did not utilize a leveraged capital structure. The use of Leverage creates risks and involves special considerations.

         The Trust's Declaration of Trust authorizes the Trust, without prior approval of the Common Shareholders, to borrow money. In this connection, the Trust may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Trust's assets. In connection with such borrowing, the Trust may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Trust, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of Managed Assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Trust, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Trust.

         The rights of lenders to the Trust to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Trust, including the payment of dividends to Common Shareholders in certain circumstances. Furthermore, the 1940 Act grants, in certain circumstances, to the lenders to the Trust certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Trust's status as a regulated investment company under the Internal Revenue Code, the Trust, subject to its ability to liquidate its portfolio, intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Trust.

         Certain types of borrowings may result in the Trust being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or any Preferred Shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

         Under the 1940 Act, the Trust is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Trust's Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Trust's Managed Assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Trust's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Trust intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Trust and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Trust may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Trust to incur related transaction costs and could result in capital losses to the Trust. Prohibitions on dividends and other distributions on the Common Shares could impair the Trust's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the "Code"). If the

Trust has Preferred Shares outstanding, two of the Trust's trustees will be elected by the holders of Preferred Shares as a class. The remaining trustees of the Trust will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Trust failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Trust.

         The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.


                         MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The general supervision of the duties performed for the Trust under the Investment Management Agreement is the responsibility of the Board of Trustees. The Trustees set broad policies for the Trust and choose the Trust's officers. The Board of Trustees is divided into three classes: Class I, Class II and Class III. In connection with the organization of the Trust, each Trustee has been elected for one initial term the length of which depends on the class, as more fully described below. Subsequently, the Trustees in each class will be elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting in each case until their respective successors are duly elected and qualified, as described below. The officers of the Trust serve indefinite terms. The following is a list of the Trustees and officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.

                                                                                                 NUMBER OF
                                                    TERM OF OFFICE(2)                            PORTFOLIOS IN
                                                    AND YEAR FIRST                               TRUST COMPLEX    OTHER
NAME, ADDRESS AND DATE OF     POSITION AND OFFICES  ELECTED OR         PRINCIPAL OCCUPATIONS     OVERSEEN BY      DIRECTORSHIPS
BIRTH                         WITH TRUST            APPOINTED          DURING PAST 5 YEARS       TRUSTEE          HELD BY TRUSTEE

Trustee who is an Interested
Person of the Trust
------------------------------
James A. Bowen(1)             President, Chairman   o Class __ (3)(4)  President, First Trust    58 Portfolios    Trustee of
120 East Liberty Drive,       of the Board, Chief   o 2009             Advisors L.P. and First                    Wheaton College
  Suite 400                   Executive Officer                        Trust Portfolios L.P.;
Wheaton, IL 60187             and Trustee                              Chairman of the Board of
D.O.B.: 09/55                                                          Directors, Bond Wave LLC
                                                                       (Software Development
                                                                       Company/Broker-Dealer)
                                                                       and Stonebridge Advisors
                                                                       LLC


                                  -21-




                                                                                                 NUMBER OF
                                                    TERM OF OFFICE(2)                            PORTFOLIOS IN
                                                    AND YEAR FIRST                               TRUST COMPLEX    OTHER
NAME, ADDRESS AND DATE OF     POSITION AND OFFICES  ELECTED OR         PRINCIPAL OCCUPATIONS     OVERSEEN BY      DIRECTORSHIPS
BIRTH                         WITH TRUST            APPOINTED          DURING PAST 5 YEARS       TRUSTEE          HELD BY TRUSTEE

Trustees who are not
Interested Persons of the Trust
-------------------------------
Richard E. Erickson           Trustee               o Class __ (3)(4)  Physician; President,     58 Portfolios    None
c/o First Trust Advisors L.P.                       o 2009             Wheaton Orthopedics; Co-
120 East Liberty Drive,                                                owner and Co-Director
  Suite 400                                                            (January 1996 to May
Wheaton, IL 60187                                                      2007), Sports Med Center
D.O.B.: 04/51                                                          for Fitness; Limited
                                                                       Partner, Gundersen Real
                                                                       Estate Partnership;
                                                                       Limited Partner,
                                                                       Sportsmed LLC

Thomas R. Kadlec              Trustee               o Class __ (3)(4)  Senior Vice President     58 Portfolios    None
c/o First Trust Advisors L.P.                       o 2009             and Chief Financial
120 East Liberty Drive,                                                Officer (May 2007 to
  Suite 400                                                            Present); Vice President
Wheaton, IL 60187                                                      and Chief Financial
D.O.B.: 11/57                                                          Officer (1990 to May
                                                                       2007), ADM Investor
                                                                       Services, Inc. (Futures
                                                                       Commission Merchant);
                                                                       President (May 2005 to
                                                                       Present), ADM Derivatives,
                                                                       Inc.; Registered
                                                                       Representative (2000 to
                                                                       Present), Segerdahl &
                                                                       Company, Inc., an FINRA
                                                                       member

Robert F. Keith               Trustee               o Class __ (3)(4)  President (2003 to        58 Portfolios    None
c/o First Trust Advisors L.P.                       o 2009             Present), Hibs
120 East Liberty Drive,                                                Enterprises (Financial
  Suite 400                                                            and Management
Wheaton, IL 60187                                                      Consulting)  President
D.O.B.: 11/56                                                          (2001 to 2003), Aramark
                                                                       Service Master
                                                                       Management; President
                                                                       and Chief Operating
                                                                       Officer (1998 to 2003),
                                                                       Service Master
                                                                       Management Services

Niel B. Nielson               Trustee               o Class __ (3)(4)  President (2002 to        58 Portfolios    Director of
c/o First Trust Advisors L.P.                       o 2009             Present), Covenant College                 Covenant
120 East Liberty Drive,                                                                                           Transport Inc.
  Suite 400
Wheaton, IL 60187
D.O.B.: 03/54

Officers of the Trust
------------------------------
Mark R. Bradley               Treasurer,            o Indefinite term  Chief Financial Officer,  N/A              N/A
120 East Liberty Drive,       Controller, Chief     o Since Trust      First Trust Advisors
  Suite 400                   Financial Officer       Inception        L.P. and First Trust
Wheaton, IL 60187             and Chief Accounting                     Portfolios L.P.; Chief
D.O.B.: 11/57                 Officer                                  Financial Officer,
                                                                       BondWave LLC (Software
                                                                       Development Company/
                                                                       Broker-Dealer)
                                                                       and Stonebridge Advisors
                                                                       LLC (Investment Adviser)


                                  -22-




                                                                                                 NUMBER OF
                                                    TERM OF OFFICE(2)                            PORTFOLIOS IN
                                                    AND YEAR FIRST                               TRUST COMPLEX    OTHER
NAME, ADDRESS AND DATE OF     POSITION AND OFFICES  ELECTED OR         PRINCIPAL OCCUPATIONS     OVERSEEN BY      DIRECTORSHIPS
BIRTH                         WITH TRUST            APPOINTED          DURING PAST 5 YEARS       TRUSTEE          HELD BY TRUSTEE

James M. Dykas                Assistant Treasurer   o Indefinite term  Senior Vice President     N/A              N/A
120 East Liberty Drive,                             o Since Trust      (April 2007 to Present),
  Suite 400                                           Inception        Vice President (January
Wheaton, IL 60187                                                      2005 to April 2007),
D.O.B.: 01/66                                                          First Trust Advisors
                                                                       L.P. and First Trust
                                                                       Portfolios L.P.;
                                                                       Executive Director
                                                                       (December 2002 to
                                                                       January 2005), Vice
                                                                       President (December 2000
                                                                       to December 2002), Van
                                                                       Kampen Asset Management
                                                                       and Morgan Stanley
                                                                       Investment Management

Christopher R. Fallow         Assistant Vice        o Indefinite term  Assistant Vice President  N/A              N/A
120 East Liberty Drive,       President             o Since Trust      (August 2006 to
  Suite 400                                           Inception        Present), Associate
Wheaton, IL 60187                                                      (January 2005 to August
D.O.B.: 04/79                                                          2006), First Trust
                                                                       Advisors L.P. and
                                                                       First Trust Portfolios
                                                                       L.P.; Municipal Bond
                                                                       Trader (July 2001 to
                                                                       January 2005), BondWave
                                                                       LLC (Software Development
                                                                       Company/Broker-Dealer)

W. Scott Jardine              Secretary and Chief   o Indefinite term  General Counsel, First    N/A              N/A
120 East Liberty Drive,       Compliance Officer    o Since Trust      Trust Advisors L.P. and
  Suite 400                                           Inception        First Trust Portfolios
Wheaton, IL 60187                                                      L.P.; Secretary,
D.O.B.: 05/60                                                          BondWave LLC (Software
                                                                       Development
                                                                       Company/Broker-Dealer)
                                                                       and Stonebridge Advisors
                                                                       LLC (Investment Adviser)

Daniel J. Lindquist           Vice President        o Indefinite term  Senior Vice President     N/A              N/A
120 East Liberty Drive,                             o Since Trust      (September 2005 to
  Suite 400                                           Inception        Present), Vice President
Wheaton, IL 60187                                                      (April 2004 to September
D.O.B: 02/70                                                           2005), First Trust
                                                                       Advisors L.P. and First
                                                                       Trust Portfolios L.P.;
                                                                       Chief Operating Officer
                                                                       (January 2004 to April
                                                                       2004), Mina Capital
                                                                       Management, LLC ; Chief
                                                                       Operating Officer (April
                                                                       2000 to January 2004),
                                                                       Samaritan Asset
                                                                       Management Services, Inc.

Kristi A. Maher               Assistant Secretary   o Indefinite term  Deputy General Counsel    N/A              N/A
120 East Liberty Drive,                             o Since Trust      (May 2007 to Present),
  Suite 400                                           Inception        Assistant General
Wheaton, IL 60187                                                      Counsel (March 2004 to
D.O.B.: 12/66                                                          May 2007), First Trust
                                                                       Advisors L.P. and First
                                                                       Trust Portfolios L.P.;
                                                                       Associate (December 1995
                                                                       to March 2004), Chapman
                                                                       and Cutler LLP


                                  -23-




____________________

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as President of First Trust Advisors, investment adviser of the Trust.
(2)    Officer positions with the Trust have an indefinite term.
(3) After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
       - Class I Trustees serve an initial term until the next annual shareholder meeting called for the purpose of electing Trustees.
       - Class II Trustees serve an initial term until the second succeeding annual shareholder meeting called for the purpose of electing Trustees.
       - Class III Trustees serve an initial term until the third succeeding annual shareholder meeting called for the purpose of electing Trustees.
(4) Each Trustee has served in such capacity since the Trust's inception.

         The Board of Trustees of the Trust has four standing committees, the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust's Declaration of Trust and By-laws. The members of the Executive Committee shall also serve as a special committee of the Board known as the Pricing and Dividend Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Trust and all other such matters relating to such financing, including determining the price at which such shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Such committee is also responsible for the declaration and setting of dividends. Messrs. Erickson and Bowen are members of the Executive Committee. The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust's Board of Trustees. Messrs. Erickson, Nielson, Kadlec and Keith are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Trust has a retirement policy of age 72 for Trustees. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Trust. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Trust shall mail such recommendation to W. Scott Jardine at the Trust's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (a) evidence of Trust ownership of the person or entity recommending the candidate (if a Trust shareholder); (b) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an "interested person" in relation to the Trust, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.

         The Valuation Committee is responsible for the oversight of the pricing procedures of the Trust. Messrs. Erickson, Kadlec, Nielson and Keith are members of the Valuation Committee.

         The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Nielson, Kadlec and Keith serve on the Audit Committee.

         Messrs. Erickson, Nielson, Keith, Kadlec and Bowen are also trustees of First Defined Portfolio Fund, LLC, an open-end fund with 8 portfolios advised by First Trust Advisors; First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Strategic High Income Fund III, First Trust Tax-Advantaged Preferred Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund, closed-end funds advised by First Trust Advisors, and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEXTM Fund, exchange-traded funds with 35 portfolios advised by First Trust Advisors (collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. or their affiliates. In addition, Mr. Bowen and the other officers of the Trust (other than Christopher R. Fallow) hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Trust. Mr. Fallow, Assistant Vice President of the Trust, serves in the same position for all of the funds in the First Trust Fund Complex with the exception of First Defined Portfolio Fund, LLC, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEXTM Fund.

         As described above, the Board of Trustees is divided into three classes and, in connection with the organization of the Trust, Trustees were elected for an initial term. Class I Trustees will serve until the first succeeding annual meeting subsequent to their initial election; Class II Trustees will serve until the second succeeding annual meeting subsequent to their initial election; and Class III Trustees will serve until the third succeeding annual meeting subsequent to their initial election. At each annual meeting, the Trustees chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Trustees whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election, in each case until their respective successors are duly elected and qualified. Holders of Preferred Shares will be entitled to elect a majority of the Trust's Trustees under certain circumstances. See "Description of Shares - Preferred Shares - Voting Rights" in the Prospectus.

         Each trust in the First Trust Fund Complex pays each Trustee who is not an officer or employee of First Trust Advisors, any sub-adviser or any of their affiliates ("Independent Trustees") an annual retainer of $10,000 per trust for the first 14 trusts in the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. In addition, for all the trusts in the First Trust Fund Complex, Dr. Erickson is paid annual compensation of $10,000 to serve as the lead Trustee, Mr. Keith is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee, Mr. Kadlec is paid annual compensation of $2,500 to serve as chairman of the Valuation Committee and Mr. Nielson is paid annual compensation of $2,500 to serve as the chairman of the Nominating and Governance Committee. Each chairman will serve two years before rotating to serve as a chairman of another committee. The annual compensation is allocated equally among each of the trusts in the First Trust Fund Complex. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings.

         The following table sets forth estimated compensation to be paid by the Trust projected during the Trust's first full fiscal year to each of the Trustees and estimated total compensation to be paid to each of the Trustees by the First Trust Fund Complex for a full calendar year. The Trust has no retirement or pension plans. The officers and the Trustee who are "interested persons" as designated above serve without any compensation from the Trust.

                                                          ESTIMATED TOTAL
                                                           COMPENSATION
                            ESTIMATED AGGREGATE        FROM TRUST AND FIRST
 NAME OF TRUSTEE        COMPENSATION FROM TRUST (1)    TRUST FUND COMPLEX(2)

 James A. Bowen                      $0                         $0
 Richard E. Erickson                 $                          $
 Thomas R. Kadlec                    $                          $
 Robert F. Keith                     $                          $
 Niel B. Nielson                     $                          $
____________________

(1) The compensation estimated to be paid by the Trust to the Trustees for the first full fiscal year for services to the Trust.
(2) The total estimated compensation to be paid to Messrs. Erickson, Kadlec, Keith and Nielson, Independent Trustees, from the Trust and the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the Trust and the First Defined Portfolio Fund, LLC, an open-end fund (with eight portfolios), the First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEXTM Fund, exchange-traded funds, plus estimated compensation to be paid to these trustees by the First
     Trust/Four Corners Senior Floating Rate Income Fund, the First Trust/Four Corners Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the Energy Income and Growth Fund, the First Trust Enhanced Equity Income Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund, the First
     Trust Strategic High Income Fund II, the First Trust Strategic High Income Fund III, the First Trust Tax-Advantaged Preferred Income Fund, the First Trust/Aberdeen Emerging Opportunity Fund, the First Trust Specialty Finance and Financial Opportunities
     Fund and the First Trust Active Dividend Income Fund.

         The Trust has no employees. Its officers are compensated by First Trust Advisors. The shareholders of the Trust will elect certain Trustees for a three-year term at the next annual meeting of shareholders.

         The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Trust and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2008:

                                                 AGGREGATE DOLLAR RANGE OF
                                                    EQUITY SECURITIES IN
                     DOLLAR RANGE OF        ALL REGISTERED INVESTMENT COMPANIES
                    EQUITY SECURITIES            OVERSEEN BY TRUSTEE IN THE
TRUSTEE                IN THE TRUST               FIRST TRUST FUND COMPLEX

James A. Bowen            None
Richard E. Erickson       None
Thomas R. Kadlec          None
Robert F. Keith           None
Niel B. Nielson           None

         As of _____________, 2009, the Trustees of the Trust who are not "interested persons" of the Trust and immediate family members do not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Trust or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

         As of ____________, 2009, First Trust Portfolios L.P. owned both beneficially and of record all of the Common Shares of the Trust. First Trust Portfolios L.P. is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.


                            INVESTMENT ADVISER

         First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment adviser to the Trust. As investment adviser, First Trust Advisors provides the Trust with professional investment supervision and selects the Trust's Sub-Adviser (with the approval of the Board of Trustees) and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions. First Trust Advisors supervises the activities of the Trust's Sub-Adviser and provides the Trust with certain other services necessary with the management of the portfolio.

         First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

         First Trust Advisors is also adviser or sub-adviser to 26 mutual funds, 38 exchange-traded funds and 15 closed-end funds (including the Trust) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. First Trust Portfolios L.P. specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, took over the First Trust product line and acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. The First Trust product line commenced with the first insured unit investment trust in 1974 and to date, more than $85 billion in gross assets have been deposited in First Trust Portfolios L.P. unit investment trusts.

         First Trust Advisors acts as investment adviser to the Trust pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect from year-to-year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Trust. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Trust (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement also may be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Trust, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not the purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for its services, the Trust pays First Trust Advisors a fee as described in the Prospectus. See "Management of the Trust--Investment Management Agreement" in the Trust's Prospectus.

         In addition to the fee of First Trust Advisors, the Trust pays all other costs and expenses of its operations, including: compensation of its Trustees (other than the Trustee affiliated with First Trust Advisors); custodian, transfer agent, administrative, accounting and dividend disbursing expenses; legal fees; expenses of independent auditors; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies;

and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         The Investment Management Agreement has been approved by the Board of Trustees of the Trust, including a majority of the Independent Trustees, and the sole shareholder of the Trust. Information regarding the Board of Trustees' approval of the Investment Management and Sub-Advisory Agreements will be available in the Trust's annual report for the fiscal period ending _____________, 2009.

CODE OF ETHICS

         The Trust, Adviser and Sub-Adviser have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at
(202) 551-8090. The codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549-0102.


                   PROXY VOTING POLICIES AND PROCEDURES

         The Board of Trustees is responsible for oversight of the Trust's proxy voting process. The Board of Trustees has delegated day-to-day proxy voting responsibility to the Sub-Adviser whose proxy voting policy seeks to ensure that proxies for securities held by the Trust are voted consistently and solely in the best economic interests of the Trust. The Sub-Adviser's Proxy Voting Guidelines are set forth in Appendix B to this Statement of Additional Information.

         Information regarding how the Trust voted proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (800) 621-1675; (ii) on the Trust's website at http://www.ftportfolios.com; and (iii) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


                               SUB-ADVISER

         Mariner Municipal Managers LLC, a registered investment adviser, will be Sub-Adviser to the Trust. MMM was founded in 2007 and is currently managed by Robert DiMella and John Loffredo.

         MMM is a Delaware limited liability company located at 125 Village Boulevard, Princeton, New Jersey 08540. As of December 31, 2008, MMM had approximately $197 million in assets under management.

         MMM entered into a joint venture relationship with Mariner Investment Group, LLC ("Mariner") in November 2007. As part of that relationship, Mariner provides certain infrastructure and support services to MMM that include portfolio risk oversight, certain legal and compliance support and oversight, certain back office services, investor relations and marketing support. In return for such services, Mariner has negotiated an economic and control interest in MMM. MMM provides discretionary portfolio management services to high net worth individuals, institutional clients including insurance companies and hedge funds on behalf of itself and Mariner. Mariner is an alternative investment management firm with approximately $___ billion of assets under management as of December 31, 2008.

         MMM will be responsible for the day-to-day management of the Trust's portfolio utilizing a team led by Robert DiMella and John Loffredo. The team has approximately 15 years of experience working together and approximately 37 years of cumulative industry experience.

Robert DiMella, CFA

         Mr. DiMella is a portfolio manager for MMM. He has been a municipal portfolio manager on Wall Street since 1992, with a broad range of trading and portfolio management experience in the municipal markets. Mr. DiMella was a Managing Director and Co-Head of BlackRock's Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock's merger with Merrill Lynch Investment Managers (MLIM), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. He was employed by Merrill Lynch from 1992-2006. Mr. DiMella earned his Master's degree at Rutgers University Business School and is a undergraduate of the University of Connecticut. He is a Chartered Financial Analyst.

John Loffredo, CFA

         John Loffredo is a portfolio manager for MMM. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experiences in the municipal markets. Mr. Loffredo was a Managing Director and Co-Head of BlackRock's Municipal Portfolio Management Group (from 2006 to 2007).
Prior to BlackRock's merger with Merrill Lynch Investment Managers
(MLIM), he served as Chief Investment Officer of the Municipal Products
Group. He was employed by Merrill Lynch from 1990-2006. Prior to Merrill Lynch, Mr. Loffredo worked for the City of Boston Treasury Department.
Mr. Loffredo graduated with a MBA and Certificate of Public Management from Boston University and cum laude from Utah State University where he was a Harry S. Truman Scholar. He is a Chartered Financial Analyst.

         The portfolio managers also have responsibility for the day-to-day management of accounts other than the Trust, including separate accounts. The advisory fees received by MMM in connection with the management of the Trust and other accounts are not based on the performance of the Trust or the other accounts. Information regarding those other accounts is set forth below.

----------------------------------------------------------------------------------------------------------------------
                                           NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                                              AS OF JANUARY 1, 2009
----------------------------------------------------------------------------------------------------------------------
                                REGISTERED INVESTMENT
                                       COMPANIES                   OTHER POOLED
    PORTFOLIO MANAGER           (OTHER THAN THE TRUST)          INVESTMENT VEHICLES            OTHER ACCOUNTS
----------------------------------------------------------------------------------------------------------------------
Robert DiMella                  Number: 0                    Number: 1                   Number: 3
                                Assets: $0                   Assets: $32,059,000         Assets: $150,000,000
----------------------------------------------------------------------------------------------------------------------
John Loffredo                   Number: 0                    Number: 1                   Number: 3
                                Assets: $0                   Assets: $32,059,000         Assets: $150,000,000
----------------------------------------------------------------------------------------------------------------------

         As shown in the table above, certain portfolio managers may manage other accounts. Fees earned by MMM may vary among these accounts. These factors could create conflicts of interest if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Trust is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for other accounts that may adversely impact the value of securities held by the Trust. However, MMM believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; (ii) the equity securities in which the Trust will invest are typically liquid securities; and (iii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, MMM has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

         Securities considered as investments for the Trust also may be appropriate for other investment accounts managed by the Sub-Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Trust and one or more of the other accounts simultaneously, the Sub-Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner which it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Trust will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Trust from time to time, it is the opinion of the trustees of the Trust that the benefits from the Sub-Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

         As of __________, 2009, the portfolio managers received all of their compensation from Mariner. The Portfolio Compensation Program of MMM is critical to MMM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance. The elements of total compensation for MMM portfolio managers are a fixed base salary and an annual performance-based cash bonus. MMM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate - both up and down - with the relative investment performance of the portfolios that they manage. Under the MMM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program. MMM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MMM portfolio manager incentive compensation is based on a formulaic compensation program. MMM's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, leveraged, municipal debt funds over one, three, and five year performance periods and a measure of operational efficiency. Portfolio managers are compensated on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than five years, performance periods will reflect time in position. Portfolio managers are compensated based on the products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, compliance and risk control, leadership and supervision. All factors are considered collectively by MMM management. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees and affiliates of MMM, including 401(k), health, and other employee benefit type plans.

         At __________, 2009, none of the portfolio managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act")) any shares of the Trust. After completion of the initial Trust offering, the portfolio managers may purchase Common Shares of the Trust for their personal accounts.

         The Sub-Adviser, subject to the Board of Trustees' and Adviser's supervision, provides the Trust with discretionary investment services. Specifically, the Sub-Adviser is responsible for managing the investments of the Trust in accordance with the Trust's investment objective, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees. The Sub-Adviser further agrees to conform to all applicable laws and regulations of the Securities and Exchange Commission in all material respects and to conduct its activities under the Sub-Advisory Agreement in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Trust, will monitor the Trust's investments, and will comply with the provisions of the Trust's Declaration of Trust and By-laws, and the stated investment objective, policies and restrictions of the Trust. The Sub-Adviser is responsible for effecting all security transactions for the Trust's assets. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any loss suffered by the Trust or the Adviser (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

         Pursuant to the Sub-Advisory Agreement among the Adviser, the Sub-Adviser and the Trust, the Adviser has agreed to pay for the services and facilities provided by the Sub-Adviser through sub-advisory fees, as set forth in the Trust's Prospectus. The Sub-Adviser has agreed to reimburse the Adviser for one-half of the additional compensation and other fees payable by the Adviser as described in the Prospectus under "Underwriting."

         The Sub-Advisory Agreement may be terminated without the payment of any penalty by the Adviser, the Trust's Board of Trustees, or a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Adviser.

         All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by the Board of Trustees of the Trust, including a majority of the Independent Trustees, and the sole shareholder of the Trust.


                   PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, the Sub-Adviser shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Sub-Adviser and to select the market in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Trust, the Sub-Adviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Sub-Adviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, so long as the Sub-Adviser reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (within the meaning of Section 28(e)(3) of the 1934
Act) provided by such broker or dealer to the Sub-Adviser, viewed in terms of either that particular transaction or of the Sub-Adviser's overall responsibilities with respect to its clients, including the Trust, as to which the Sub-Adviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

         The Sub-Adviser's objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients' portfolio transactions. Steps associated with seeking best execution are: (1) determine each client's trading requirements; (2) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (3) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (4) maintain client confidentiality and proprietary information inherent in the decision to trade; and (5) review the results on a periodic basis.

         In arranging for the purchase and sale of clients' portfolio securities, the Sub-Adviser takes numerous factors into consideration. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. The factors include, but are not limited to: the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts' portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency and confidentiality; the broker or dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; the Sub-Adviser's knowledge of negotiated commission rates and spreads currently available; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; the Sub-Adviser's knowledge of actual or apparent operational problems of any broker-dealer; the broker-dealer's execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; as well as other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. The Sub-Adviser does not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but weighs a combination of the preceding factors.

         When buying or selling securities in dealer markets, the Sub-Adviser generally prefers to deal directly with market makers in the securities. The Sub-Adviser will typically effect these trades on a "net" basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the "spread." Usually, the market maker profits from the "spread," that is, the difference between the price paid (or received) by the Sub-Adviser and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

         The Sub-Adviser may use Electronic Communications Networks ("ECN") or Alternative Trading Systems ("ATS") to effect such over-the-counter trades for equity securities when, in the Sub-Adviser's judgment, the use of an ECN or ATS may result in equal or more favorable overall executions for the transactions.

         Portfolio transactions for each client account will generally be completed independently, except when the Sub-Adviser is in the position of buying or selling the same security for a number of clients at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Sub-Adviser endeavors, when possible, to use an "averaging" procedure.

         Under this procedure, purchases or sales of a particular security for clients' accounts will at times be combined or "batched" with purchases or sales for other advisory clients by the Sub-Adviser unless the client has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of clients' purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

         The Sub-Adviser may also consider the following when deciding on allocations: (1) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals) may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (2) accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (3) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in deviations from pro rata distribution.


                          DESCRIPTION OF SHARES

COMMON SHARES

         The beneficial interest of the Trust may be divided from time to time into shares of beneficial interest of such classes and of such designations and par value (if any) and with such rights, preferences, privileges and restrictions as shall be determined by the Trustees from time to time in their sole discretion, without shareholder vote. The Trust's Declaration initially authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Trust. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no pre-emptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting in the election of Trustees.

         The Trust intends to apply to list the Common Shares on the ____. The trading or "ticker" symbol of the Common Shares is expected to be "____." The Trust intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

         Shares of closed-end investment companies may frequently trade at prices lower than NAV. NAV will be reduced immediately following this offering after payment of the sales load and organization and offering expenses. Although the value of the Trust's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Trust's Common Shares will be determined by factors beyond the control of the Trust, the Trust cannot predict whether the Common Shares will trade at, below, or above NAV or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Trust as a vehicle for trading purposes. See "Repurchase of Trust Shares; Conversion to Open-End Trust" below and "The Trust's Investments" in the Trust's Prospectus.

PREFERRED SHARE AUTHORIZATION

         Under the terms of the Declaration of Trust, the Board of Trustees has the authority in its sole discretion, without shareholder vote, to authorize the issuance of Preferred Shares in one or more classes or series with such rights and terms, including voting rights, dividend rates, redemption provisions, liquidation preferences and conversion provisions, as determined by the Board of Trustees.

BORROWINGS

         The Declaration of Trust authorizes the Trust, without prior approval of the Common Shareholders, to borrow money. In this connection, the Trust may enter into reverse repurchase agreements, issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Trust's assets. In connection with such Borrowings, the Trust may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which the Trust will effectively pledge its securities as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Trust will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the securities continue to pay principal and interest which are for the benefit of the Trust. The Trust may borrow from banks and other financial institutions.

         Limitations on Borrowings. Under the requirements of the 1940 Act, the Trust, immediately after any Borrowings, must have an "asset coverage" of at least 300% (33-1/3 of Managed Assets after Borrowings). With respect to such Borrowings, "asset coverage" means the ratio which the value of the total assets of the Trust, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940
Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Trust. Certain types of Borrowings may result in the Trust being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Trust may be subject to certain restrictions imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for short-term corporate debt securities or Preferred Shares issued by the Trust. Such restrictions may be more stringent than those imposed by the 1940 Act.

         Distribution Preference. The rights of lenders to the Trust to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Trust, including the payment of dividends to Common Shareholders in certain circumstances.

         Voting Rights. The 1940 Act grants (in certain circumstances) to the lenders to the Trust certain voting rights in the event the asset coverage falls below specified levels. In the event that the Trust elects to be treated as a regulated investment company under the Code and such provisions would impair the Trust's status as a regulated investment company, the Trust, subject to its ability to liquidate its portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Trust.

         The discussion above describes the Trust's Board of Trustees' present intention with respect to an offering of Borrowings. If authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Trust's Declaration.


        CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

         Under Massachusetts law, shareholders in certain circumstances, could be held personally liable for the obligations of the Trust. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Trust and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder held personally liable for the obligations of the Trust solely by reason of his or her being a shareholder. In addition, the Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations. The Trust believes that the likelihood of such circumstances is remote.

         The Declaration of Trust provides that the obligations of the Trust are not binding upon the trustees of the Trust individually, but only upon the assets and property of the Trust. The Declaration further provides that a trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. A present or former Trustee, officer or employee of the Trust is not liable to the Trust or its shareholders for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual's office, and for nothing else and is not liable for errors of judgment or mistakes of fact or law.

         The Declaration of Trust requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

         The Declaration of Trust also clarifies that any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

         The Declaration of Trust requires a shareholder vote only on those matters where the 1940 Act or the Trust's listing with an exchange require a shareholder vote, but otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration of Trust gives the Trustees broad authority to approve reorganizations between the Trust and another entity, such as another closed end fund, and the sale of all or substantially all of its assets without shareholder approval if the 1940 Act would not require such approval. The Declaration of Trust further provides that the trustees may amend the Declaration of Trust in any respect without shareholder approval. The Declaration of Trust, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration of Trust to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment.

         The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or to convert the Trust to open-end status. The number of trustees is currently five, but by action of two-thirds of the Trustees, the Board of Trustees may from time to time be increased or decreased. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. If the Trust issues Preferred Shares, the Trust may establish a separate class for the Trustees elected by the holders of the Preferred Shares. Vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of Trustees may be amended only by vote of two-thirds of the Trustees then in office.

         Generally, the Declaration of Trust requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize: (1) a conversion of the Trust from a closed-end to an open-end investment company; (2) a merger or consolidation of the Trust with any corporation, association, trust or other organization, including a series or class of such other organization (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration of Trust); (3) a sale, lease or exchange of all or substantially all of the Trust's assets (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration of Trust ); (4) in certain circumstances, a termination of the Trust; (5) removal of Trustees by shareholders; or (6) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items (1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then Preferred Shares outstanding, with respect to (1) above, two-thirds of the Preferred Shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange. Furthermore, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the Preferred Shares within the meaning of section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two-thirds of the Preferred Shares voting as a separate class, provided that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.

         As noted above, pursuant to the Declaration of Trust, the affirmative approval of two-thirds of the shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder (as defined below) is a party: (i) the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; (ii) the issuance of any securities of the Trust to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (i) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Trust or class thereof unless the trustees specifically make such transaction subject to this voting provision, (ii) any transaction if the trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (iii) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Trust and its subsidiaries. As described in the Declaration of Trust, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration of Trust) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

         The provisions of the Declaration of Trust described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Trust to negotiate with its management regarding the price to be paid and facilitating the continuity of the Trust's investment objective and policies. The Board of Trustees of the Trust has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Trust and its Shareholders.

         The Declaration of Trust also provides that prior to bringing a derivative action, a demand must first be made on the Trustees by three unrelated shareholders that hold shares representing at least 5% of the voting power of the Trust or affected class. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Trust, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Trust in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Trust's costs, including attorneys' fee. The Declaration of Trust also includes a forum selection clause requiring that any shareholder litigation be brought in certain courts in Illinois and further provides that any shareholder bringing an action against the Trust waive the right to trial by jury to the fullest extent permitted by law.

         Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.


         REPURCHASE OF TRUST SHARES; CONVERSION TO OPEN-END FUND

         The Trust is a closed-end investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Trustees, in consultation with the Trust's Adviser, Sub-Adviser and any corporate finance services and consulting agent that the Adviser may retain, from time to time may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Trust will in fact effect repurchases of or tender offers for any of its Common Shares. In addition, any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders. Before deciding whether to take any action if the Trust's Common Shares trade below NAV, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the Trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

         Subject to its investment limitations, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will increase the Trust's expenses and reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from NAV will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the ____________ Exchange, or (b) impair the Trust's status as a registered closed-end investment company under the 1940 Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objective and policies in order to repurchase shares; or (3) there is, in the Board of Trustees' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust,
(b) general suspension of or limitation on prices for trading securities on the ______________ Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Trust invests, (d) material limitation affecting the Trust or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Trust.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Trust's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are Preferred Shares outstanding, the affirmative vote of two-thirds of the Preferred Shares voting as a separate class shall be required; provided, however, that such votes shall be by a Majority Shareholder Vote, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange. See the Prospectus under "Closed-End Fund Structure" for a discussion of voting requirements applicable to conversion of the Trust to an open-end company. If the Trust converted to an open-end company, the Trust's Common Shares would no longer be listed on the ______________ Exchange. Any Preferred Shares or other Borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales change, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the Trust to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

         The repurchase by the Trust of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Trust's shares trading at a price equal to their NAV. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

         In addition, a purchase by the Trust of its Common Shares will decrease the Trust's Managed Assets which would likely have the effect of increasing the Trust's expense ratio.


                        FEDERAL INCOME TAX MATTERS

         This section summarizes some of the main U.S. federal income tax consequences of owning Common Shares of the Trust. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

         This federal income tax summary is based in part on the advice of counsel to the Trust. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

         As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

         The Trust intends to qualify annually and to elect to be treated as a regulated investment company under the Code and to comply with applicable distribution requirements so that it will not pay federal income tax on income and capital gains distributed to its Common
Shareholders.

         To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Trust must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships;
(b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Trust's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Trust's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, the securities (other than the securities of other regulated investment companies) of two or more issuers which the Trust controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and which are engaged in the same, similar or related trades or businesses or the securities of one or more certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (determined without regard to capital gain dividends and exempt interest dividends) and at least 90% of its net tax-exempt interest income each taxable year.

         As a regulated investment company, the Trust generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Internal Revenue Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its Common Shareholders. The Trust intends to distribute to its Common Shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Trust retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Trust distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year,
(2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the 4% excise tax, the Trust intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Trust in October, November or December with a record date in such a month and paid by the Trust during January of the following calendar year. These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         If the Trust fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Trust will be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits will be taxed to Common Shareholders as dividend income, which, in general and subject to limitations under the Code, under current law will constitute qualified dividend income in the case of individual shareholders and would be eligible for corporate dividends received deduction. To qualify again to be taxed as a regulated investment company in a subsequent year, the Trust would be required to distribute to its Common Shareholders its earnings and profits attributable to non-regulated investment company years reduced, in certain circumstances, by an interest charge on 50% of such earnings and profits payable by the Trust to the Internal Revenue Service. In addition, if the Trust failed to qualify as a regulated investment company for a period greater than two taxable years, then the Trust would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Trust had been liquidated) or, alternatively, be subject to taxation on such net built-in gain in existence at the time of the reelection recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

DISTRIBUTIONS

         If, at the close of each quarter of the taxable year of the Trust, at least 50% of the value of the Trust's total assets consists of tax-exempt municipal securities, then the Trust is authorized to pay exempt-interest dividends to its shareholders. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) properly designated by the Trust in a written notice mailed to its shareholders within 60 days after the close of its taxable year. The maximum amount of dividends for a year that the Trust may designate as exempt-interest dividends is equal to its net tax-exempt interest earned from municipal securities for such year. The Trust intends to invest in sufficient municipal securities so that it will qualify to pay exempt-interest dividends to its shareholders and to provide timely notice to its shareholders of the portion of its dividends that so qualify.

         Exempt-interest dividends distributed to shareholders generally are excluded from gross income for federal income tax purposes except in the case of certain substantial users of facilities financed with the proceeds of certain of the bonds owned by the Trust and related persons. Such exempt-interest dividends may be taken into account in determining the alternative minimum tax, as discussed below. The percentage of income that is tax-exempt is generally applied uniformly to all distributions made during each calendar year and thus is an annual average for a Trust rather than a day-by-day determination for each shareholder whether received in shares or in cash.

         Insurance proceeds received by the Trust under any insurance policies which represent interest due on defaulted obligations held by the Trust generally will be treated as tax-exempt interest if and to the same extent as such interest would have been excludable from federal gross income if paid by the issuer of the defaulted obligation, provided that at the time such policies are purchased, the amounts paid for such policies are reasonable customary and consistent with the reasonable expectation that the issuer of the obligation, rather than the insurer, will pay debt service on the bonds.

         The market discount rules of the Code apply to tax-exempt municipal securities purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount can arise based on the price the Trust pays for municipal securities. Market discount is taxable as ordinary income. Market discount that accretes while the Trust holds a municipal security is recognized as ordinary income by the Trust when principal payments are received on the municipal security or upon sale or at redemption (including early redemption), unless the Trust elects to include market discount in taxable income as it accrues. Distributions to shareholders of the Trust, to the extent of any market discount that is included in the Trust's taxable income, is taxable to shareholders as ordinary income.

         For both individuals and corporations, interest paid on certain "private activity bonds" issued on or after August 8, 1986, will be treated as an item of tax preference and may, therefore, be subject to the alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends paid by the Trust will be treated as interest on private activity bonds to the extent of the proportionate amount of interest on such private activity bonds received by the Trust. Such exempt-interest dividends constitute a tax preference item subject to both the individual and corporate alternative minimum tax. The Trust will annually supply shareholders with a report indicating the percentage of Trust income attributable to bonds subject to the alternative minimum tax.

         Exempt-interest dividends received by a shareholder which are not attributable to certain "private activity bonds" are not treated as a tax preference item. However, for certain corporate shareholders such dividends will be included in the computation of an adjustment item used in determining such corporation's alternative minimum tax. The adjustment item is 75% of the excess of such corporate shareholder's "adjusted current earnings" over its other alternative minimum taxable income with certain adjustments. Although exempt-interest dividends received by a shareholder will not be included in the gross income of corporations for federal income tax purposes, "adjusted current earnings" include all tax-exempt interest, including exempt-interest dividends received from the Trust. Corporate shareholders are advised to consult their tax advisers with respect to the tax consequences of the alternative minimum tax and the branch profits tax under Section 884 of the Code.

         Under Section 86 of the Code, up to 85% of a social security recipient's benefits may be included in gross income for a benefit recipient if the sum of his adjusted gross income, income from tax-exempt sources such as tax-exempt bonds and distributions made by the Trust, plus 50% of his social security benefits exceed certain base amounts. Exempt-interest dividends from the Trust are still excluded from gross income to the extent described above; they are however included in the calculation of whether a recipient's income exceeds certain established amounts.

         Interest on indebtedness which is incurred to purchase or carry shares of a mutual Trust which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, the Trust may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the respective Trust or are "related persons" to such users; such persons should consult their tax advisers before investing in the Trust.

         Dividends paid out of the Trust's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Trust's earnings and profits, whether paid in cash or reinvested in additional shares. Because the Trust generally invests in debt securities rather than stock of corporations, it is anticipated that none or only a small portion of the Trust's distributions paid to individual shareholders will be qualified dividend income eligible for taxation at long-term capital gain tax rates.

         Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Trust shares.

         Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Trust on the reinvestment date. A distribution of an amount in excess of the Trust's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from the sale or exchange of the shares.

         Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

DIVIDENDS RECEIVED DEDUCTION

         A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Trust because the dividends received deduction is generally not available for distributions from regulated investment companies.

SALE OR EXCHANGE OF TRUST SHARES

         Upon the sale or other disposition of shares of the Trust, which a shareholder holds as a capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

         Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire substantially identical stock or securities. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder receives an exempt-interest dividend from the Trust and sells his or her share at a loss after holding it for six months or less, the loss will be disallowed to the extent of the amount of the exempt-interest dividend. Any loss (to the extent not disallowed as described in the prior sentence) realized by a shareholder on a disposition of Trust shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to the shares.

NATURE OF THE TRUST'S INVESTMENTS

         Certain of the Trust's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause the Trust to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Trust will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Trust from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

         Certain income trusts (such as U.S. royalty trusts) and master limited partnerships that are not "qualified publicly traded partnerships" (as defined for U.S. federal income tax purposes) generally pass through tax items such as income, gain or loss to interest holders. In such cases, the Trust will be required to monitor the individual underlying items of income that it receives from such entities to determine how it will characterize such income for purposes of meeting the 90% gross income requirement. In addition, in certain circumstances, the Trust will be deemed to own the assets of such entities and would need to look to such assets in determining the Trust's compliance with the asset diversification rules applicable to regulated investment companies. Thus, the extent to which the Trust may invest in securities issued by such entities may be limited by the Trust's intention to qualify as a regulated investment company under the Code. Prospective investors should be aware that if, contrary to the Trust's intention, the Trust fails to limit its direct and indirect investments in such entities, or if such investments are re-characterized for U.S. federal income tax purposes, the Trust's status as a regulated investment company may be jeopardized.

INVESTMENT IN SECURITIES OF UNCERTAIN TAX CHARACTER

         The Trust may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Trust, it could affect the timing or character of income recognized by the Trust, requiring the Trust to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

         The Trust may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

         U.S. taxation of a shareholder who, for United States federal income tax purposes, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Trust is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         Income Not Effectively Connected. If the income from the Trust is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income (generally not including exempt-interest dividends) will generally be subject to U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions, subject to certain exceptions described below.

         Distributions of capital gain dividends and any amounts retained by the Trust which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for a period or periods aggregating 183 or more days during the taxable year of the capital gain dividend and meets certain other requirements. However, this 30% tax (or lower rate under an applicable treaty) on capital gains of nonresident alien individuals who are physically present in the United States for 183 or more days only applies in exceptional cases because any individual present in the United States for 183 or more days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Trust may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Trust in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for a period or periods aggregating 183 or more days during the taxable year of the sale or exchange and meets certain other requirements.

         Under the provisions of the American Jobs Creation Act of 2004 (the "2004 Tax Act"), dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities and that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. In addition, pursuant to the 2004 Tax Act, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return. The provisions contained in the legislation relating to distributions to shareholders who are nonresident aliens or foreign entities generally would apply to distributions with respect to taxable years of the Trust beginning after December 31, 2004 and before January 1, 2010.

         Income Effectively Connected. If the income from the Trust is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income (generally not including exempt interest dividends) and capital gain dividends, any amounts retained by the Trust which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Trust will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Trust.

ALTERNATIVE MINIMUM TAX

         As with any investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income and, as described above, exempt-interest dividends from the Trust), depending on their individual circumstances and on the municipal bonds held by the Trust.

             PERFORMANCE RELATED AND COMPARATIVE INFORMATION

         The Trust may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Trust or in advertising materials, the Trust may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper Inc., Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) other relevant indices and industry publications. The Trust may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.) Comparison of the Trust to an alternative investment should be made with consideration of differences in features and expected performance. The Trust may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper Inc., that the Trust believes to be generally accurate.

         The Trust may, from time to time, show the standard deviation of either the Trust or the Trust's investment strategy and the standard deviation of the Trust's benchmark index. Standard deviation is a statistical measure of the historical volatility of a portfolio. Standard deviation is the measure of dispersion of historical returns around the mean rate of return.

         From time to time, the Trust may quote the Trust's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Trust's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Trust's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Trust with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investments comparing the Trust's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

         The Trust's "average annual total return" is computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

         Average Annual Total Return will be computed as follows:

                  ERV = P(1+T)/n/

         Where   P = a hypothetical initial payment of $1,000
                 T = average annual total return
                 n = number of years
               ERV = ending redeemable value of a hypothetical
                     $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

         The Trust may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Trust. The Trust's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Trust for a specified period of time. The Trust's total return "after taxes on distributions and sale of Trust shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Trust. State and local taxes are ignored.

         Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

         Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

                  ATV/D/ = P(1+T)/n/

         Where:  P = a hypothetical initial investment of $1,000
                 T = average annual total return (after taxes on distributions) n = number of years
            ATV/D/ = ending value of a hypothetical $1,000
                     investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

         Average Annual Total Return (After Taxes on Distributions and Sale of Trust Shares) will be computed as follows:

                  ATV/DR/ = P(1+T)/n/

         Where:  P = a hypothetical initial investment of $1,000
                 T = average annual total return (after taxes on
                     distributions and redemption)
                 n = number of years
           ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

         Quotations of yield for the Trust will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                  Yield = 2 [( a-b/cd +1)/6/ - 1]

         Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
                 d = the maximum offering price per share on the last day of the period

         Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.


              INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Financial Statements of the Trust as of _________, 2009, appearing in this Statement of Additional Information have been audited by ________________, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. ________________ audits and reports on the Trust's annual financial statements, and performs other professional accounting, auditing and advisory services when engaged to do so by the Trust. The principal business address of ________________________ is _________________.


      ADMINISTRATOR, CUSTODIAN, TRUST ACCOUNTANT AND TRANSFER AGENT


_______________________________________________________________________,
serves as administrator and accountant for the Trust. As such ____________________________ will provide certain accounting and administrative services to the Trust pursuant to an Administration and Accounting Services Agreement, including maintaining the Trust's books of account, records of the Trust's securities transactions, and certain other books and records; acting as liaison with the Trust's independent registered public accounting firm by providing such accountant certain Trust accounting information; and providing other continuous accounting and administrative services. ___________________________________________
_______________________________, serves as custodian for the Trust. As such, ____________ will have custody of all securities and cash of the Trust and attend to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust. _____________________________________________________
_______________________, will be the transfer, registrar, dividend disbursing agent and shareholder servicing agent for the Trust and provide certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Trust and maintenance of shareholder accounts.


                          ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Trust offered hereby, has been filed by the Trust with the Securities and Exchange Commission. The

Trust's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Trust's Registration Statement. Statements contained in the Trust's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of First Trust Municipal Target Term Trust:

Chicago, Illinois
_________, 2009

                 FIRST TRUST MUNICIPAL TARGET TERM TRUST

                   STATEMENT OF ASSETS AND LIABILITIES

                 FIRST TRUST MUNICIPAL TARGET TERM TRUST


                          ________ COMMON SHARES


                   STATEMENT OF ADDITIONAL INFORMATION


                            ___________, 2009

                                APPENDIX A

                          DESCRIPTION OF RATINGS

         Standard & Poor's Ratings Group -- A brief description of the applicable Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

            o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

            o   Nature of and provisions of the obligation; and

            o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

         An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

         An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

         An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

         An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

         Obligations rated `BB,' `B,' `CCC,' `CC,' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

         An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

         An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

         An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

         An obligation rated `CC' is currently highly vulnerable to nonpayment.

C

         The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

         An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

         The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

         The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p

         The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

         Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

         The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

         Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA,' `AA,' `A,' `BBB,' commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

         Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

            - Chapter 1 Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

            - Chapter 2 Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

SP-1

         Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

         Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

         Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1

         A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

         A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

         A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

         A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

         A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

         A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT RATINGS

Aaa
       Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
       Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
       Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
       Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
       Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
       Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
       Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

 Ca
       Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
       Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



SHORT-TERM DEBT RATINGS

         There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

         This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

         This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

         This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

         This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

         This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

         This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

COMMERCIAL PAPER

         Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

         Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

         Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

         Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

         Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

         Fitch Rating Services, Inc.-- A brief description of the applicable Fitch Rating Services, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

         International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings." The following scale applies to foreign currency and local currency ratings.

         International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

AAA

         Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

         Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

         High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

         Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB

         Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

         Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D

         Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

SHORT-TERM CREDIT RATINGS

         International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings." The following scale applies to foreign currency and local currency ratings.

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

F1

         Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

         Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

         Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

         Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

         Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC,' or to Short-term ratings other than `F1'.

         `NR' indicates that Fitch does not rate the issuer or issue in question.

         `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or

"Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                APPENDIX B

                      TAXABLE EQUIVALENT YIELD TABLE

         The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax free-yield on a municipal investment. To assist you to more easily compare municipal investments like the Trust with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax-free yields assuming the stated marginal federal tax rates for 2009 listed below:

                  TAXABLE EQUIVALENT OF TAX FREE YIELDS*

                             TAX-FREE YIELDS

                                               Federal
Single Return Bracket   Joint Return Bracket   Tax Rate   4.00%    4.25%    4.50%    4.75%    5.00%    5.25%    5.50%
                        --------------------   --------   -----    -----    -----    -----    -----    -----    -----
Not over $8,350         Not over $16,700         10%      4.44%    4.72%    5.00%    5.28%    5.56%    5.83%    6.11%
$8,351 - $33,950        $16,701 - $67,900        15%      4.71%    5.00%    5.29%    5.59%    5.88%    6.18%    6.47%
$33,951 -$82,250        $67,901 - $137,050       25%      5.33%    5.67%    6.00%    6.33%    6.67%    7.00%    7.33%
$82,251 - $171,550      $137,051 - $208,850      28%      5.56%    5.90%    6.25%    6.60%    6.94%    7.29%    7.64%
$171,551 - $372,950     $208,851 - $372,950      33%      5.97%    6.34%    6.72%    7.09%    7.46%    7.84%    8.21%
Over $372,950           Over $372,950            35%      6.15%    6.54%    6.92%    7.31%    7.69%    8.08%    8.46%


                                               Federal
Single Return Bracket   Joint Return Bracket   Tax Rate   5.75%   6.00%   6.25%    6.50%    6.75%    7.00%    7.25%    7.50%
                        --------------------   --------   -----   -----   -----    -----    -----    -----    -----    -----
Not over $8,350         Not over $16,700         10%      6.39%   6.67%   6.94%    7.22%    7.50%    7.78%    8.06%    8.33%
$8,351 - $33,950        $16,701 - $67,900        15%      6.76%   7.06%   7.35%    7.65%    7.94%    8.24%    8.53%    8.82%
$33,951 -$82,250        $67,901 - $137,050       25%      7.67%   8.00%   8.33%    8.67%    9.00%    9.33%    9.67%   10.00%
$82,251 - $171,550      $137,051 - $208,850      28%      7.99%   8.33%   8.68%    9.03%    9.38%    9.72%   10.07%   10.42%
$171,551 - $372,950     $208,851 - $372,950      33%      8.58%   8.96%   9.33%    9.70%   10.07%   10.45%   10.82%   11.19%
Over $372,950           Over $372,950            35%      8.85%   9.23%   9.62%   10.00%   10.38%   10.77%   11.15%   11.54%
______________

* Please note that the table does not reflect (i) any federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than federal personal income taxes.

                                APPENDIX C

                    PROXY VOTING POLICY AND PROCEDURES

                      MARINER MUNICIPAL MANAGERS LLC

INTRODUCTION

         This Policy and Procedures has been adopted by Mariner Municipal Managers LLC (hereinafter referred to as "Mariner" or the "Company"). Mariner has adopted these "Proxy Voting Policy and Procedures" (the "Policy") to ensure compliance by Mariner with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and other applicable fiduciary obligations. The Policy is designed to provide guidance to portfolio managers and others in discharging Mariner's proxy voting duty, and to ensure that proxies are voted in the best interests of Mariner's clients.

II.       STATEMENT OF POLICY

         It is the policy of Mariner that where proxy voting authority has been delegated to Mariner by clients, that all proxies be voted in the best interest of the client without regard to the interests of Mariner or other related parties. For purposes of the Policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of Mariner that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Adviser's Act, be made available to clients.


III.      PROCEDURES

          A.    Account Set-up and Review

         Initially, Mariner must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to Mariner. The responsibility to vote proxies and the guidelines that will be followed for such client will be specified in the client's investment advisory contract with Mariner. The client may choose to have Mariner vote proxies in accordance with Mariner's standard guidelines, or Mariner, in its discretion, may permit a client to modify Mariner's standard guidelines. Alternatively, Mariner may decline to accept authority to vote such client's proxies. Designated personnel within the investor relations and legal/compliance groups will be responsible for ensuring that each new client's account for which the client has delegated proxy voting authority is set-up as described below.

          B.    Proxy Voting

                    1.     Guidelines for Recurring Issues

                  Mariner has adopted proxy voting guidelines
         ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by a sub-committee of Mariner's Compliance Committee (the "Proxy Voting Sub-Committee") and revised when the Proxy Voting Sub-Committee determines that a change is appropriate. These Guidelines are meant to convey Mariner's general approach to voting decisions on certain issues. Nevertheless Mariner's portfolio managers maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

                    2.     Use of Third Party Proxy Service

                  In an effort to discharge its responsibility, Mariner has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, Mariner has selected Institutional Shareholder Services Inc. ("ISS") - a proxy research and voting service - to assist it in researching and voting proxies. ISS helps institutional investors research the financial implications of proxy proposals and cast votes that will protect and enhance shareholder returns. Mariner will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by ISS. ISS will research each proxy and provide a recommendation to Mariner as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. For clients using proxy voting guidelines different from Mariner's Guidelines, Mariner will instruct ISS to make its voting recommendations in accordance with such modified guidelines. ISS will cast votes in accordance with its recommendations unless instructed otherwise by a portfolio manager as set forth below.

                    3.     Review of Recommendations

                  Mariner's portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). Consequently, the portfolio manager or other appointed staff shall review and evaluate the Recommendation for each proxy ballot before ISS casts the vote, taking into account the Policy, the guidelines applicable to the account(s), and the best interests of the client(s). The portfolio manager shall override the Recommendation should he/she not believe that such Recommendation, based on all facts and circumstances, is in the best interest of the client(s). Mariner will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts as further discussed below. Mariner may have different policies and procedures for different clients which may result in different votes. Also, Mariner may choose not to vote proxies under the following circumstances:


            o If the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant;

            o If the cost of voting the proxy outweighs the possible benefit; or

            o If a jurisdiction imposes share blocking restrictions which prevent Mariner from exercising its voting authority.(1)

                    4.     Addressing Material Conflicts of Interest

                  Prior to overriding a Recommendation, the portfolio manager (or other designated personnel) must complete the Proxy Vote Override Form and submit it to Mariner's Legal/Compliance Department ("Legal") for determination as to whether a potential material conflict of interest exists between Mariner and the client on whose behalf the proxy is to be voted ("Material Conflict"). Portfolio managers have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where Mariner is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where Mariner or an affiliated person of Mariner also:

            o   Manages the issuer's or proponent's pension plan;

            o Administers the issuer's or proponent's employee benefit plan;

            o Provides brokerage, underwriting, insurance or other services to the issuer or proponent (e.g., Accounting Services); or

            o   Manages money for an employee group.

                  Additional Material Conflicts may exist if an executive of Mariner or its control affiliates is a close relative of, or has a personal or business relationship with:

            o   An executive of the issuer or proponent;

            o   A director of the issuer or proponent;

            o A person who is a candidate to be a director of the issuer;

            o   A participant in the proxy contest; or

------------------------
(1) Mariner cannot guarantee the ability to vote shares in companies domiciled outside of the United States and Canada at all times because in many countries, proxy voting can complicated and onerous. Certain countries have no procedures for mailing in proxy votes, thereby unreasonably requiring shareholders to appear in person in order to exercise their vote. As mentioned above, many countries also allow companies to engage in "share blocking" whereby trading company stock within a given period of time on or around a meeting date is prohibited.

            o   A proponent of a proxy proposal.

Material Conflicts based on business relationships or dealings of affiliates of Mariner will only be considered to the extent that the applicable portfolio management area of Mariner has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence Mariner with respect to voting, the value of the relationship to Mariner can create a Material Conflict.

                  If Legal determines that there is no potential Material Conflict mandating a voting recommendation from the Proxy Voting Sub-Committee, the portfolio manager may override the Recommendation and vote the proxy issue as he/she determines is in the best interest of clients. If Legal determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Sub-Committee for consideration. The Proxy Voting Sub-Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy - i.e., whether to permit or deny the override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients. In considering the proxy vote and potential Material Conflict, the Proxy Voting Sub-Committee may review the following factors, including but not limited to:

            o The percentage of outstanding securities of the issuer held on behalf of clients by Mariner.

            o The nature of the relationship of the issuer with Mariner, its affiliates or its executive officers.

            o Whether there has been any attempt to directly or indirectly influence the portfolio manager's decision.

            o Whether the direction (for or against) of the proposed vote would appear to benefit Mariner or a related party.

            o Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

         Mariner may not abstain from voting any such proxy for the purpose of avoiding conflict.

         In the event ISS itself has a conflict and thus, is unable to provide a Recommendation, the portfolio manager will make a voting recommendation and complete a Proxy Vote Override Form. Legal will review the form and if it determines that there is no potential Material Conflict mandating a voting recommendation from the Proxy Voting Sub-Committee, the portfolio manager may instruct ISS to vote the proxy issue as he/she determines is in the best interest of clients. If Legal determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Sub-Committee for consideration.

                    5. Lending

                  To the extent that Mariner should participate in a security lending program (which it doesn't currently), the Firm will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

                    6.     Use of Sub-advisers

                  To the extent that Mariner may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client account on a discretionary basis, Mariner may delegate responsibility for voting proxies to the sub-advisers. However, such sub-adviser will be required either to follow the Policy and Guidelines or to demonstrate that their proxy voting policies and procedures are consistent with this Policy and Guidelines or otherwise implemented in the best interests of Mariner's clients and appear to comply with governing regulations.

          C. The Role of the Proxy Voting Sub-Committee

         The Compliance Committee is comprised of representatives from various functional areas within Mariner and includes the Firm's General Counsel, Chief Compliance Officer and certain members of Mariner's Management Committee. Certain members of the Compliance Committee will serve on the Proxy Voting Sub-Committee and shall meet semi-annually during the Compliance Committee's regularly scheduled meetings or more frequently as needed to address potential Material Conflicts.(2) The Proxy Voting Sub-Committee will have the following responsibilities:

            o Review potential Material Conflicts and decide (by majority vote) whether to approve override requests made by portfolio managers.

            o Annually review the Guidelines for voting on recurring matters and make revisions as it deems appropriate.

            o   Recommend and adopt changes to the Policy as needed.

            o   Annually review all portfolio manager overrides.

            o Annually review ISS reports, including Votes Against Management Reports and the ISS Post-Season Report.

            o Annually review the performance of ISS and determine whether Mariner should continue to retain ISS's services.

            o Review Mariner's voting record (or applicable summaries of the voting record).

            o Review sub-adviser voting records (or applicable summaries of the voting records).


--------------------
(2) The Proxy Voting Sub-Committee will consist of at least three members of Mariner's Compliance Committee. The participation of two members of the Proxy Voting Sub-Committee at any meeting shall constitute a quorum.

            o Oversee compliance with the regulatory disclosure requirements.

            o Report annually to the full Compliance Committee on proxy voting matters, including:

                -  Overrides of Recommendations
                - Proxy Voting Sub-Committee action on potential Material Conflicts
                -  Any changes to the Policy or Guidelines
                -  Comments on the proxy voting records for the funds
                -  Compliance with disclosure requirements
                -  Compliance reports as to reviews by Compliance of overrides

III.      LEGAL/COMPLIANCE MONITORING

          A.    Monitoring of Overrides

         Legal will periodically review ISS reports of portfolio manager overrides to confirm that proper override and conflict checking procedures were followed.

 SUPERVISORY REVIEW

         The senior portfolio manager, product head or their designee for each trading desk will be responsible for ensuring that portfolio managers are acting in accordance with this Policy (the "Supervisors"). Supervisors must approve all portfolio manager requests for overrides and evidence such approval by signing the completed Proxy Override Request Form. Legal/Compliance will review proxy voting activity as part of its periodic meetings with Supervisors.

OVERSIGHT OF SUB-ADVISERS

         Mariner's Legal/Compliance group will annually review the proxy voting policies and procedures of Mariner's sub-advisers. A report of such review will be provided to the Proxy Voting Sub-Committee and shall include any recommendations for improvement and a view as to whether such policies and procedures comply with governing regulations. The Proxy Voting Sub-Committee will further review the voting records of Mariner's sub-advisers as needed.

COMPLIANCE REPORTING TO COMPLIANCE COMMITTEE

         On a semi-annual basis, Mariner's Chief Compliance Officer (the "CCO") will provide the Compliance Committee with a Report that includes:

            o all proxy votes in which Mariner overrode a Recommendation;

            o a summary of the reason for any override and whether such override involved a potential Material Conflict;

            o if such a conflict existed, a summary of any Material Conflicts and the Proxy Voting Sub-Committee's participation and corresponding resolution of that issue; and

            o any recommendation to improve the proxy voting process, suggested changes to the proxy voting policy or guidelines and comments on the voting record of any fund or other Client (e.g., votes against management).


IV.       CLIENT REPORTING

          A.    Disclosure to Advisory Clients

         In accordance with the Advisers Act, Mariner has provided all existing clients for whom it exercises voting authority with:

            o   A summary of Mariner's policies and procedures; and

            o Instructions as to how to obtain information from Mariner on how it has voted with respect to their securities (i.e. for certain managed accounts) or the underlying security investments of the funds. In addition, Mariner has updated its Form ADV Part II to include a summary of its proxy voting policies and procedures.

         Mariner will also provide a copy of this Policy and the Guidelines upon request from a client.

         Beginning July 1, 2004, Mariner will provide any client who makes a written or verbal request with a copy of a report disclosing how Mariner voted securities held in that client's portfolio. Reports will be available for each twelve month period from July 1 to June 30 of the following year. The initial report will cover the year July 1, 2003 through June 30, 2004. The report will be produced using ISS's software and will generally contain the following information:

            o   The name of the issuer of the security:

            o   The security's exchange ticker symbol;

            o   The security's CUSIP number;

            o   The shareholder meeting date;

            o   A brief identification of the matter voted on;

            o Whether the matter was proposed by the issuer or by a security holder;

            o   Whether Mariner cast its vote on the matter;

            o   How Mariner voted; and

            o   Whether Mariner voted for or against management.

V.        RECORDKEEPING

         Either Mariner or ISS as indicated below will maintain the following records:

            o   A copy of the Policy and Guidelines (Mariner);

            o A copy of each proxy statement received by Mariner regarding client securities (ISS);

            o A record of each vote cast by Mariner on behalf of a client (ISS);

            o A copy of all documents created by Mariner that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Vote Override Forms and all supporting documents (ISS and Mariner);

            o A copy of each written request by a client for information on how Mariner voted proxies on behalf of the client, as well as a copy of any written response by Mariner to any request by a client for information on how Mariner voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Mariner); and

            o Minutes or notes of any Proxy Voting Sub-Committee meetings with supporting documents. (Mariner)

         Such records must be maintained for at least six years.

ATTACHMENTS:

Appendix A - Mariner Proxy Voting Guidelines on Recurring Issues (Standard)

Appendix B - Mariner Proxy Voting Guidelines on Recurring Issues (Taft Hartley)

Appendix C - Proxy Vote Override Form

                                APPENDIX A






                         Standard ISS Guidelines



   (See Legal/Compliance For Hard Copy or Online Via Service Provider )

                                APPENDIX B


                       Taft Hartley ISS Guidelines



   (See Legal/Compliance For Hard Copy or Online Via Service Provider)

                                APPENDIX C


                    Proxy Vote Override/Decision Form


Portfolio Manager Requesting Override/Making Decision:

 _________________________________________

Trading Desk and Portfolio Manager:


Security Issuer:  ________________

Security's exchange ticker symbol:  _______________

Cusip #:  _____________

# of Shares held:  ____________

Percentage of outstanding shares held:      By Trading Desk:____________

                                            Firm Wide:____________

Type of accounts holding security:  (Name of Trust):  ___
                                    Separate Accounts (specify number):  ____
                                    Other (describe): _________

Applicable Guidelines (check one):   Mariner Standard (A or B)
                                     Mariner Taft Hartley
                                     Other (specify):  __________________

Shareholder Meeting Date:  __________________

Response Deadline:  ____________________

Brief Description of the Matter to be Voted On:
_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

Proposal Type (check one):    Management Proposal
                              Shareholder Proposal (identify proponent): ______
                              ______________________________)

Recommended vote by issuer's management (check one):  For      Against

Recommended vote by ISS (check one):              For    Against        Abstain
                                                  No Recommendation

Portfolio manager recommended vote (check one):   For    Against        Abstain

Describe in detail why you believe this override/decision is in the client's best interest (attach supporting documentation):

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________


Are you aware of any relationship between the issuer, or its officers or directors, and Mariner or any of its affiliates?

           No       Yes (describe below)

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________


Are you aware of any relationship between the issuer, including its officers or directors, and any executive officers of Mariner or any of its affiliates?

           No       Yes (describe below)

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________


Are you aware of any relationship between the proponent of the proxy proposal (if not the issuer) and Mariner or any of its affiliates?

           No       Yes (describe below)

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

Are you aware of any relationship between the proponent of the proxy proposal (if not the issuer) and any executive officers of Mariner or any of its affiliates?

           No       Yes (describe below)

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________


Has anyone (outside of your portfolio management area) contacted you in an attempt to influence your decision to vote this proxy matter?

           No       Yes

If yes, please describe below who contacted you and on whose behalf, the manner in which you were contacted (such as by phone, by mail, as part of group, individually etc.), the subject matter of the communication and any other relevant information, and attach copies of any written communications.

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________


Are you aware of any facts related to this proxy vote that may present a potential conflict of interest with the interests of the client(s) on whose behalf the proxies are to be voted?

           No       Yes (describe below)

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________


Certification:

The undersigned hereby certifies that to the best of his or her knowledge, the above statements are complete and accurate, and that such override/decision is in the client(s)' best interests without regard to the interests of Mariner or any related parties.

         _________________________  Date:  __________________________
Name:
Title:

Head Trader Concurrence with Override Request/Decision:

         _________________________  Date:  __________________________
Name:
Title:


Legal/Compliance Action:

          Override/decision approved
          Referred to Proxy Voting-Subcommittee for Further Consideration

          _____________________________  Date:  ___________________________
Name:
Title:

                           PART C - OTHER INFORMATION

Item 25:  Financial Statements and Exhibits

1. Financial Statements:

        Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed by Pre-effective Amendment to the Registration Statement.

2.    Exhibits:

a.    Declaration of Trust dated January 22, 2009.

b.    By-Laws of Fund.(1)

c.    None.

d.    Form of Share Certificate.(1)

e.    Terms and Conditions of the Dividend Reinvestment Plan.(1)

f.    None.

g.1 Form of Investment Management Agreement between Registrant and First Trust Advisors L.P.(1)

g.2 Form of Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Mariner Investment Group, Inc.(1)

h.1   Form of Underwriting Agreement.(1)

i.    None.

j. Form of Custodian Services Agreement between Registrant and JPMorgan Chase, National Association.(1)

k.1 Form of Transfer Agency Services Agreement between Registrant and American Stock Transfer and Trust Company.(1)

k.2   Form of Administration and Accounting Services Agreement.(1)

l.1   Opinion and consent of Chapman and Cutler LLP.(1)

l.2   Opinion and consent of Bingham McCutchen LLP.(1)

m.    None.

n.    Consent of Independent Registered Public Accounting Firm.(1)

o.    None.

p.    Subscription Agreement between Registrant and First Trust Advisors L.P.(1)

q.    None.

r.1   Code of Ethics of Registrant.(1)

r.2   Code of Ethics of First Trust Portfolios L.P.(1)

r.3   Code of Ethics of First Trust Advisors L.P.(1)

r.4   Code of Ethics of Mariner Investment Group, Inc.(1)

s.    Powers of Attorney.(1)

-----------------------------------------

(1) To be filed by amendment.


Item 26:  Marketing Arrangements

        [TO COME]

Item 27:  Other Expenses of Issuance and Distribution

------------------------------------------------------     -----------------
Securities and Exchange Commission Fees                    $0.79
------------------------------------------------------     -----------------
Financial Industry Regulatory Authority, Inc. Fees         $ *
------------------------------------------------------     -----------------
Printing and Engraving Expenses                            $ *
------------------------------------------------------     -----------------
Legal Fees                                                 $ *
------------------------------------------------------     -----------------
Listing Fees                                               $ *
------------------------------------------------------     -----------------
Accounting Expenses                                        $ *
------------------------------------------------------     -----------------
Blue Sky Filing Fees and Expenses                          $ *
------------------------------------------------------     -----------------
Miscellaneous Expenses                                     $ *
------------------------------------------------------     -----------------
Total                                                      $ *
------------------------------------------------------     -----------------
* To be completed by amendment


Item 28:  Persons Controlled by or under Common Control with Registrant

   Not applicable.


Item 29:  Number of Holders of Securities

   At __________, 2009

------------------------------------------------- ---------------------------
Title of Class                                    Number of Record Holders
------------------------------------------------- ---------------------------
Common Shares, $0.01 par value                    *
------------------------------------------------- ---------------------------
* To be completed by amendment

Item 30:  Indemnification

      Section 9.5 of the Registrant's Declaration of Trust provides as follows:

                Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

                No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

                The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

                Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

                To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

        As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.


Item 31:  Business and Other Connections of Investment Advisers

       (a) First Trust Advisors L.P. ("First Trust Advisors") serves as investment adviser to the fund and the First Defined Portfolio Fund, LLC and also serves as adviser or sub-adviser to 26 mutual funds, 38 exchange-traded funds and 14 other closed-end funds and is the portfolio supervisor of certain unit investment trusts. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

The principal business of certain of First Trust Advisors' principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by First Trust Portfolios L.P. ("First Trust Portfolios"). The principal address of First Trust Portfolios is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

Information as to Other Business, Profession, Vocation or Employment During Past Two Years of the Officers and Directors of First Trust Advisors is as follows:

NAME AND POSITION WITH FIRST TRUST                EMPLOYMENT DURING PAST TWO YEARS
James A. Bowen, Managing Director/President       Managing Director/President, FTP; Chairman of
                                                  the Board of Directors, BondWave LLC and
                                                  Stonebridge Advisors LLC

Ronald D. McAlister, Managing Director            Managing Director, FTP

Mark R. Bradley, Chief Financial Officer and      Chief Financial Officer and Managing Director,
Managing Director                                 FTP; Chief Financial Officer, BondWave LLC and
                                                  Stonebridge Advisors LLC

Robert F. Carey, Chief Investment Officer and     Senior Vice President, FTP
Senior Vice President

W. Scott Jardine, General Counsel                 General Counsel, FTP; Secretary of BondWave LLC and
                                                  Stonebridge Advisors LLC

Kristi A. Maher, Deputy General Counsel           Deputy General Counsel, FTP since May 2007;
                                                  Assistant General Counsel, FTP, March 2004 to
                                                  May 2007

Erin Chapman, Assistant General Counsel           Assistant General Counsel, FTP

Michelle Quintos, Assistant General Counsel       Assistant General Counsel, FTP

John Vasko, Assistant General Counsel             Assistant General Counsel, FTP, since May 2007;
                                                  Senior Counsel, Michaels and May, October 2006
                                                  to May 2007;

Pamela Wirt, Assistant General Counsel            Assistant General Counsel, FTP, since January
                                                  2007; Of Counsel, Vedder, Price, Kaufman and
                                                  Kammholz, P.C., February 2006 to January 2007

R. Scott Hall, Managing Director                  Managing Director, FTP

Andrew S. Roggensack, Managing Director           Managing Director, FTP

Elizabeth H. Bull, Senior Vice President          Senior Vice President, FTP


                                      -5-




NAME AND POSITION WITH FIRST TRUST                EMPLOYMENT DURING PAST TWO YEARS

Christopher L. Dixon, Senior Vice President       Senior Vice President, FTP

Jane Doyle, Senior Vice President                 Senior Vice President, FTP

James M. Dykas, Senior Vice President             Senior Vice President, FTP since April 2007;
                                                  Vice President, FTP from January 2005 to April 2007

Jon C. Erickson, Senior Vice President            Senior Vice President, FTP

Kenneth N. Hass, Senior Vice President            Senior Vice President, FTP

Jason T. Henry, Senior Vice President             Senior Vice President, FTP

Daniel J. Lindquist, Senior Vice President        Senior Vice President, FTP

David G. McGarel, Senior Vice President           Senior Vice President, FTP

Mitchell Mohr, Senior Vice President              Senior Vice President, FTP

Robert M. Porcellino, Senior Vice President       Senior Vice President, FTP

Alan M. Rooney, Senior Vice President             Senior Vice President, FTP

Roger F. Testin, Senior Vice President            Senior Vice President, FTP

Kathleen Brown, Chief Compliance Officer          CCO, FTP since February 2008; CCO, William
                                                  Blair & Company

James P. Koeneman, Vice President                 Vice President, FTP

Ronda L. Saeli, Vice President                    Vice President, FTP

Kirk Sims, Vice President                         Vice President, FTP

Walter E. Stubbings, Jr., Vice President          Vice President, FTP

Richard S. Swiatek, Vice President                Vice President, FTP

Stan Ueland, Vice President                       Vice President, FTP

Brad Bradley, Assistant Vice President            Assistant Vice President, FTP

Katie D. Collins, Assistant Vice President        Assistant Vice President, FTP

Kristen Johanneson, Assistant Vice President      Assistant Vice President, FTP

Coleen D. Lynch, Assistant Vice President         Assistant Vice President, FTP since January
                                                  2008; Vice President, Van Kampen Asset Management
                                                  and Morgan Stanley Investment Management

Lynae Peays, Assistant Vice President             Assistant Vice President, FTP


                                      -6-




NAME AND POSITION WITH FIRST TRUST                EMPLOYMENT DURING PAST TWO YEARS

Omar Sepulveda, Assistant Vice President          Assistant Vice President, FTP

John H. Sherren, Assistant Vice President         Assistant Vice President, FTP

Michael S. Stange, Assistant Vice President       Assistant Vice President, FTP

       (b) Sub-Adviser. Mariner Municipal Managers LLC. serves as an investment sub-adviser of the Fund. Reference is made to: (i) the information set forth under "Management of the Fund" in the Prospectus and "Sub-Adviser" in the Statement of Additional Information; and (ii) the Form ADV of Mariner Municipal Managers LLC. (File No. 801-68767) filed with the Commission, all of which are incorporated herein by reference.


Item 32:  Location of Accounts and Records.

First Trust Advisors L.P. maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.


Item 33:  Management Services

Not applicable.


Item 34:  Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.    Not applicable.

3.    Not applicable.

4. The Registrant undertakes (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
      Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C; each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is art of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use; and

(e) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

      The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.    The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

7. Upon each issuance of securities pursuant to this Registration Statement, the Registrant undertakes to file a form of prospectus and/or prospectus supplement pursuant to Rule 497 and a post-effective amendment to the extent required by the Securities Act of 1933 and the rules and regulations thereunder, including, but not limited to a post-effective amendment pursuant to Rule 462(c) or Rule 462(d) under the Securities Act of 1933.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Wheaton, and State of Illinois, on the 23rd day of January, 2009.

                                   FIRST TRUST MUNICIPAL TARGET TERM TRUST


                                   By: /s/ James A. Bowen
                                       -------------------------------
                                       James A. Bowen, President


        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

-------------------------------------------------------------------------------
Signature               Title                           Date
-------------------------------------------------------------------------------
/s/ James A. Bowen      President, Chairman of the      January 23, 2009
--------------------    Board and Trustee (Principal
James A. Bowen          Executive Officer)
-------------------------------------------------------------------------------
/s/ Mark R. Bradley     Chief Financial Officer and     January 23, 2009
--------------------    Treasurer (Principal
Mark R. Bradley         Financial and Accounting
                        Officer)
-------------------------------------------------------------------------------

                                INDEX TO EXHIBITS

a. Declaration of Trust dated January 22, 2009.